VICTORY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2018

FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R	Class R6	CLASS Y
Victory INCORE Total Return Bond Fund	MUCAX	MUCCX	—	—	MUCRX	MUCYX
Victory Integrity Discovery Fund	MMEAX	MMECX	—	MMERX	—	MMEYX
Victory Integrity Mid-Cap Value Fund	MAIMX	—	—	—	MRIMX	MYIMX
Victory Integrity Small/Mid-Cap Value Fund	MAISX	—	—	—	MIRSX	MYISX
Victory Integrity Small-Cap Value Fund	VSCVX	MCVSX	—	MRVSX	MVSSX	VSVIX
Victory Munder Mid-Cap Core Growth Fund	MGOAX	MGOTX	—	MMSRX	MGOSX	MGOYX
Victory Munder Multi-Cap Fund	MNNAX	MNNCX	—	MNNRX	—	MNNYX
Victory Munder Small Cap Growth Fund	MASCX	—	MIGSX	—	—	MYSGX
Victory S&P 500 Index Fund	MUXAX	—	—	MUXRX	—	MUXYX
Victory Trivalent Emerging Markets Small-Cap Fund	MAEMX	—	—	—	—	MYEMX
Victory Trivalent International Fund — Core Equity	MAICX	MICCX	MICIX	—	MAIRX	MICYX
Victory Trivalent International Small-Cap Fund	MISAX	MCISX	MISIX	—	MSSIX	MYSIX

(each a “Fund” and together, the “Funds”)

Each Fund is a series of Victory Portfolios

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Fund’s prospectus, dated November 1, 2018, as it may be amended or supplemented from time to time (each, a “Prospectus”). Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O Box 182593, Columbus, Ohio 43218-2593, by calling toll free 800-539-FUND (800-539-3863) or at www.VictoryFunds.com.

This SAI incorporates by reference the Funds’ financial statements for the fiscal year ended June 30, 2018 contained in the Funds’ June 30, 2018 Annual Reports, including the Financial Highlights and the related reports of Ernst & Young LLP, the Funds’ independent registered public accounting firm.  You may obtain a copy of the Funds’ most recent Annual Reports at no charge by writing to the address or calling the phone number noted above.  The Funds’ most recent Annual Reports are also available at no charge at www.VictoryFunds.com.

GENERAL INFORMATION

Victory Portfolios (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust currently consists of 42 series of units of beneficial interest (“shares”).

Victory Capital Management Inc. (the “Adviser”), is the Fund’s investment adviser. Each Fund’s investment objective(s), restrictions and policies are more fully described here and in the Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or new share class of an existing Fund or liquidate a Fund or share class at any time.

This SAI relates to the shares of 12 series of the Trust (each a “Fund,” and collectively, the “Funds”) and their respective classes. Each Fund, except for the Victory Munder Small Cap Growth Fund, was formed for the purposes of completing the reorganizations (“Reorganizations”) with the 11 corresponding series of Munder Series Trust, a registered investment company (each such series, a “Munder Fund” or a “Predecessor Fund”) as follows:

Fund Name	Predecessor Fund Name
Victory INCORE Total Return Bond Fund	Munder Bond Fund
Victory Integrity Discovery Fund	Munder Micro-Cap Equity Fund
Victory Integrity Mid-Cap Value Fund	Munder Integrity Mid-Cap Value Fund
Victory Integrity Small/Mid-Cap Value Fund	Munder Integrity Small/Mid-Cap Value Fund
Victory Integrity Small-Cap Value Fund	Munder Veracity Small-Cap Value Fund
Victory Munder Mid-Cap Core Growth Fund	Munder Mid-Cap Core Growth Fund
Victory Munder Multi-Cap Fund	Munder Growth Opportunities Fund
Victory S&P 500 Index Fund	Munder Index 500 Fund
Victory Trivalent Emerging Markets Small-Cap Fund	Munder Emerging Markets Small-Cap Fund
Victory Trivalent International Fund - Core Equity	Munder International Fund — Core Equity
Victory Trivalent International Small-Cap Fund	Munder International Small-Cap Fund

The Reorganizations were completed as of October 31, 2014 in connection with the acquisition of Munder Capital Management, the investment adviser to the Predecessor Funds, and its wholly owned subsidiary, Integrity Asset Management, the investment sub-adviser to certain of the Predecessor Funds, by the parent company of the Adviser. As of that date, the Adviser became the investment adviser to each of the Funds and the Class A, Class C, Class I, Class R, Class R6 and Class Y shares of the Funds assumed the performance, financial and other historical information of, respectively, the Class A, Class C, Class I, Class R, Class R6 and Class K shares of the Predecessor Funds. Information presented for periods prior to October 31, 2014 reflects, where applicable, the historical information of the Predecessor Funds.

The Victory Trivalent Emerging Markets Small-Cap Fund, Victory Trivalent International Fund—Core Equity and Victory Trivalent International Small-Cap Fund are referred to collectively in this SAI as the “International Funds.”  All Funds excluding the Victory INCORE Total Return Bond Fund are referred collectively in this SAI as the “Equity Funds.” The Victory INCORE Total Return Bond Fund is referred to in this SAI as the “Bond Fund.”

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund’s Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy of the Fund, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each Fund is sub-classified as a diversified investment company, which under the Investment Company Act of 1940, as amended (the “1940 Act”) means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.  In addition, under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, all Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “Taxes.”

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds

The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, as defined under the 1940 Act.

1.                                      Senior Securities

None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Securities and Exchange Commission (“SEC”) takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act. Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the Adviser under the general oversight of the Board) at least equal to the value of the fund’s potential economic exposure as measured daily on a mark-to-market basis; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively defined as “covers” the transaction). In most cases the fund need not physically segregate the assets. Instead, the fund’s custodian may note on the fund’s books the assets that are “segregated.” Segregated liquid assets may not be used to cover other obligations, and if disposed of, must be replaced. In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2.                                      Underwriting

None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3.                                      Borrowing

None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4.                                      Real Estate

None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent any of these Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude any of these Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5.                                      Lending

None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6.                                      Commodities

None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.                                      Concentration

None of the Funds may concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. This restriction shall not prevent any Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies and restrictions.

Concentration means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

Subject to the limitations set forth herein and in each Fund’s Prospectus, each Fund’s portfolio manager may, in its discretion, at any time, employ any of the practices, techniques or instruments included in this SAI for the Funds. The Funds may, following notice to their shareholders when applicable, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in each Fund’s Prospectus and this SAI.

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Policies and Limitations of the Funds” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s Prospectus and this SAI.

Debt Securities

Asset-Backed Securities (“ABS”). The Bond Fund may invest in ABS (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). Consistent with each Fund’s investment objectives and policies, the Adviser also may invest in other types of ABS. (Also see “Mortgage-Related Securities” below).

ABS are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are separate from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

The average life of ABS varies with the maturities of the underlying instruments. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the securities as the result of unscheduled principal payments and prepayments. The rate of such prepayments, and hence the life of the securities, will be primarily a function of current interest rates and current conditions in the relevant markets. Because of these and other reasons, an asset-backed security’s total return may be difficult to predict precisely.

Bank Obligations. Each of the Funds may invest in U.S. dollar-denominated bank obligations, including certificates of deposit, bankers’ acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Funds will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by a Fund in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund’s total assets at the time of investment.

Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Generally, a Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Adviser deems the instrument to present minimal credit risks. However, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

Commercial Paper. Each Fund may invest in commercial paper (i.e., short term promissory notes issued by corporations), including tax-exempt commercial paper. Each Fund may invest in commercial paper of issuers rated, at the time of purchase, in one of the two highest rating categories by at least one nationally recognized statistical rating organization (“NRSRO”). To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Funds will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, a Fund’s rating criteria, the Fund may require that the issuer’s obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, each of the Funds may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Adviser at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by such Fund as previously described.

Inflation-Indexed Bonds. The Bond Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Lower-Rated Debt Securities. Except for the Bond Fund, each Fund may not invest more than 5% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities. The Bond Fund may invest up to 20% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities. A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by S&P or Baa3 or higher by Moody’s. Whether or not a security is investment grade will be determined based on the ratings given by S&P and Moody’s. If both agencies have rated the security, the lower rating will be used. If a single agency has rated the security, that rating will be used. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund’s portfolio, with a commensurate effect on the value of each of the Fund’s shares. Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.

While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds. A description of applicable credit ratings is set forth in Appendix A of this SAI.

Mortgage-Related Securities. The Bond Fund may invest in mortgage-related securities, which are a form of asset-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. (See “Mortgage Pass-Through Securities” below). Mortgage-related securities also include debt securities which are secured with collateral consisting of mortgage-backed securities (See “Collateralized Mortgage Obligations” below).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential or commercial mortgage loans and of the repayment of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has recently experienced significant difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates, which can increase risk of default. Market factors can cause reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements, resulting in limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”).

Government-related guarantors include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (“Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver of FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefore. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet a Fund’s quality standards.

Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the Adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. (Please see the discussion above regarding FNMA and FHLMC.) Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities. These include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. (See “Stripped Mortgage-Backed Securities” below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an

IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage Dollar Rolls. The Bond Fund may engage in mortgage dollar roll transactions. In a mortgage dollar roll transaction the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are substantially identical. To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of the counterparty to meet the terms of their commitment. Additionally, the value of the securities subject to the dollar roll may change adversely before the Fund is able to repurchase them.

The Fund’s obligations under a dollar roll agreement must be covered by designating, or “segregating,” on its records cash or liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by designating cash or liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings.

Municipal Obligations. The Bond Fund may invest in securities the interest from which is exempt from regular federal income tax, i.e., municipal obligations.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax and/or state income tax, as applicable, are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot predict what legislation, if any, may be proposed in Congress or in the Michigan state legislature in the future as regards the federal or state income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall, and/or may affect the tax-exempt status of the securities in which the Fund invests. Such proposals, if enacted, might materially adversely affect the availability and valuation of municipal obligations for investment by a Fund and the liquidity and value of such Fund. Future changes in federal and/or state laws or future court decisions could possibly have a negative impact on the tax treatment and/or value of municipal securities.

General Obligation Bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds (or revenue bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Pre-refunded bonds are municipal obligations that are generally backed or secured by U.S. Treasury bonds. In a typical pre-refunded issue, a municipality sells new bonds and uses the proceeds to buy Treasury securities. It then sets those Treasuries aside, keeping them in special escrow account that will be used to redeem the older, higher-coupon bonds either at the earliest possible date or some later date. Pre-refunded bonds can provide investors with a combination of the highest possible credit quality, and a taxable equivalent yield that compares favorably with that available on Treasuries.

Bond Anticipation Notes (“BANs”). BANs are short-term debt instruments issued by a state or municipality that will be paid off with the proceeds of an upcoming bond issue. Revenue anticipation notes (“RAN”) are short-term debt issues of a municipal entity that are to be repaid out of anticipated revenues, such as sales taxes. When the anticipated revenues are collected, the RAN is paid off.

Some longer-term municipal obligations give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal obligations in which the Funds may invest include securities with credit enhancements such as letters of credit, municipal obligation insurance and stand-by purchase agreements (“SPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal obligation should default. Municipal obligation insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured obligation’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured municipal obligation reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured municipal obligation. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower. (See “Stand-by Purchase Agreements” below).

In addition, the recent economic downturn and budgetary constraints make municipal securities more susceptible to downgrade, default, and bankruptcy. Factors affecting municipal securities include lower tax collections and budgetary constraints of local, state and federal governments upon which the municipalities issuing municipal securities may be relying for funding. Municipal securities are also subject to the risk that the perceived increased likelihood of difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and certain municipal issuers may be unable to issue or market securities, which could result in a lower number of investment opportunities.

Stand-by Purchase Agreements. The Bond Fund may enter into stand-by purchase agreements with respect to municipal obligations. Under a stand-by purchase agreement, a dealer agrees to purchase from the Bond Fund at the Fund’s option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by purchase agreements may be exercisable by the Bond Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Bond Fund expects that stand-by purchase agreements will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Bond Fund may pay for a stand-by purchase agreement either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by purchase agreements held by the Bond Fund will not exceed ½ of 1% of the value of the Bond Fund’s total assets calculated immediately after each stand-by purchase agreement is acquired.

The Bond Fund generally intends to enter into stand-by purchase agreements only with dealers, banks and broker-dealers which, in the Adviser’s opinion, present minimal credit risks. A stand-by purchase agreement will not affect the valuation of the underlying municipal obligation. The actual stand-by purchase agreement will be valued at zero in determining net asset value. Accordingly, where the Bond Fund pays directly or indirectly for a stand-by purchase agreement, its cost will be reflected as an unrealized loss for the period during of the agreement and will be reflected as a realized gain or loss when the purchase agreement is exercised or expires.

Stripped Securities. The Bond Fund may invest in U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax and securities purposes. The Bond Fund is not aware of any binding legislative, judicial or administrative authority on this issue.

Only instruments that are stripped by the issuing agency will be considered U.S. government obligations. Securities that are stripped by their holder do not qualify as U.S. government obligations.

The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Certain types of stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless the Adviser determines them to be liquid under guidelines established by the Board.

In addition, the Bond Fund may invest in SMBS, which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).

The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that the Bond Fund may not fully recover its initial investment.

The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Bond Fund’s net asset value per share.

Supranational Bank Obligations. The Bond Fund may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations. Each of the Funds may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of FNMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of FHLMC and the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. government obligations that may be acquired by the Funds include without limitation U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Funds may be “zero coupon” Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Certain banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). (See “Stripped Securities” above).

Variable Amount Master Demand Notes. Each of the Funds may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

Variable or Floating Rate Instruments. To the extent a Fund may invest in debt obligations that Fund may invest in instruments with variable or floating interest rates. A floating rate security is a security the terms of which provide for the adjustment of its interest rate whenever a specified interest rate changes and that, at any time until the final maturity of the instrument or period remaining until the principal can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A variable rate security is a security the terms of which provide for the adjustment of its interest rate on set dates (such as the last day of a month or calendar quarter) and that, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through a demand, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice (this demand feature is not required if the instrument is guaranteed by the U.S. government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

In determining average weighted portfolio maturity of a Fund, short-term variable or floating rate securities are deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “short-term” with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

In determining average weighted portfolio maturity of a Fund, long-term variable or floating rate securities are deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “long-term” with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

Variable or floating rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment.

When-Issued Securities, Forward Commitments or Delayed-Delivery Transactions, and To-Be-Announced Transactions. Each of the Funds may purchase securities on a when-issued, forward commitment or delayed-delivery, or to-be-announced (“TBA”) basis. When-issued, forward commitment or delayed-delivery, and TBA transactions permit a Fund to lock in a price or yield on a security, regardless of future changes in interest rates. When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (often one or two months later). TBA transactions are commitments to buy or sell an approximate principal amount of mortgage-backed securities with specified terms on a forward basis. For example, in a TBA mortgage-backed transaction, the purchaser and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages, and the seller would not identify the specific underlying mortgages until the settlement date.

When a Fund enters these transactions, a Fund will designate on its records cash or liquid assets equal to the amount of the commitment on the settlement date. If a Fund designates portfolio securities for this purpose, the Fund may be required subsequently to designate additional assets in order to ensure that the value of such assets remains equal to the amount of the Fund’s commitments.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the transaction and is exposed to counterparty risk. Failure of such party to consummate the transaction may result in a Fund incurring a loss or missing an opportunity to obtain a price or yield considered to be advantageous. Recently adopted industry standards effectively require margining of bilaterally traded forward-

settling MBS transactions such as TBAs. This development may mitigate counterparty risk but may increase a Fund’s expenses.

In some cases, a Fund may sell a security on a delayed delivery basis that it does not own, which may subject the Fund to additional risks generally associated with short sales. Among other things, the market price of the security may increase after the Fund enters into the delayed delivery transaction, and the Fund will suffer a loss when it purchases the security at a higher price in order to make delivery. In addition, the Fund may not always be able to purchase the security it is obligated to deliver at a particular time or at an acceptable price.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

International and Foreign Investments

Foreign Securities - General. Each of the Funds may invest in foreign securities. Each Equity Fund (except the International Funds) and the Bond Fund may invest up to 25% of its assets in foreign securities. There is no limit on the International Funds’ investments in foreign securities investments; however, the Trivalent International Small-Cap Fund may not invest more than 20% of its assets in emerging market country companies or more than 5% of its assets in companies of any one emerging market country.

Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened in emerging market countries and Eastern European countries.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

In connection with the purchase or sale of securities denominated in foreign currencies, the Adviser endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Furthermore, problems with the timely settlement of foreign securities transactions may impair a Fund’s ability to value those securities accurately.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Adviser will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund’s investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign Securities — Emerging Market Countries. There are greater risks involved in investing in companies in emerging market countries than those associated with investments in developed foreign markets. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading and lower levels of government regulation of the markets, which may result in a relative lack of liquidity, greater price volatility and higher risk of settlement disruption and means the market in an emerging market country may be dominated by a few issues or sectors or only a few investors; (iii) high levels of debt and the potential for future periods of severe currency devaluation, inflation or recession; (iv) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property or resulting in disparate treatment of holders of the same class of shares of a company; (vi) the absence, in some cases, of a capital market structure or market-oriented economy; and (vii) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries.

Investments in emerging market countries also may involve heightened risks of nationalization, expropriation and confiscatory taxation. The governments of a number of emerging market countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in most emerging market countries and different or substantially less information about issuers may be available to investors. Finally, even though certain emerging market currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.

Investment in emerging market countries may require special custody or other arrangements before investing. The securities settlement procedures in emerging market countries tend to be less sophisticated, and the Fund therefore may be required to deliver securities before receiving payment and may be unable to complete transactions during market disruptions. Limited liquidity, volume and information and heightened volatility may make emerging markets securities more difficult to fair value. The factors discussed above may result in increased transaction costs.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property; (vii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (viii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (ix) foreign taxation; (x) the absence, in some cases, of a capital market structure or market-oriented economy; or (xi) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. In addition, many emerging countries are also highly dependent on international trade and exports, including exports of oil and other commodities to sustain their economic growth. As a result, emerging countries are particularly vulnerable to downturns of the world economy. The recent global financial crisis tightened international credit supplies and weakened global demand for their exports. As a result, certain of these economies faced significant economic difficulties, which caused some emerging market economies to fall into recession. Although economies in certain emerging countries have recently shown signs of recovery, such recovery may be gradual as weak economic conditions in Europe, Asia and North America may continue to suppress demand for exports from emerging countries.

Depositary Receipts and New York Registered Shares. Each of the Equity Funds may invest in depositary receipts. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. Generally, investors may pay a fee to convert depositary receipts to the home-market shares.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) and American Depositary Shares (“ADSs”) are considered foreign securities. ADRs are traded in U.S. dollars on U.S. exchanges or over-the-counter, are typically issued by a U.S. bank or trust company, and evidence ownership of underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) Investments in these types of securities involve similar risks to investments in foreign securities.

Generally, foreign security depositary receipts in registered form are designed for use in the U.S. securities market and foreign security depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which each of the Funds may invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program.

Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of each of the Fund’s investment policies, a Fund’s investments in depositary receipts will be deemed to be investments in the underlying securities.

Unlike depositary receipts of foreign companies, NYRs are not receipts backed by the home market security, but represent dollar-denominated direct claims on the issuing company’s capital. Investment in NYRs, therefore, involves similar risks to investing directly in other types of foreign securities. Like depositary receipts, however, investors may pay a fee to convert to the home-market shares. In addition, during periods of social, political or economic unrest or instability in a country or region, the value of foreign securities traded on United States’ exchanges tied to such country or region, such as ADRs and GDRs, could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the securities underlying the foreign securities are traded.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or to facilitate local settlements or to protect against currency exposure in connection with distributions to Fund shareholders, each of the Funds is authorized, but is not required, to enter into forward foreign currency exchange contracts (“forward currency contracts”) and spot currency contracts (“spot contracts”). Other currency transactions include currency futures, options on currencies, and currency swaps. Forward currency contracts involve a privately negotiated obligation to purchase or sell (with delivery generally required) a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Neither forward currency contracts nor spot contracts eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time or purchase currency at a particular point in time. Spot contracts involve the purchase of foreign currency at the current rate, typically in an effort to facilitate transactions in foreign securities. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in this SAI. These instruments are subject to the risk that the counterparty will default.

A Fund may enter into currency transactions with counterparties that have received (or the guarantors of the obligations that have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the Adviser.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may, but is not obligated to, enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the

Fund’s securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. In addition, while forward currency contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

When entering into a contract for the purchase or sale of a security denominated in a foreign currency, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

For deliverable forward currency contracts, at maturity, the Fund may either, sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund will cover its exposure to foreign currency transactions by segregating liquid assets in compliance with applicable requirements. A Fund will designate on its records cash or liquid assets equal to the amount of the Fund’s assets that could be required to consummate a forward currency contract at the settlement date except to the extent the contracts are otherwise “covered.” A forward currency contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency. Although a Fund is not required to designate cash or liquid assets on its records with regard to “covered” forward currency contracts, each Fund will monitor its leverage exposure to such contracts daily.

Beginning on the date a Fund enters into a currency swap transaction, the Fund will designate on its records cash or liquid assets sufficient to make payment for each currency swap transaction on the next payment date. This amount will be equal to the net difference between the present value of the payments a Fund expects to receive and the present value of the payments the Fund expects to make. However, a Fund is not required to designate any assets in connection with currency swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make. Alternatively, the Fund may segregate an amount equal to the notional amount of the contract. For the purpose of determining the adequacy of the securities designated in connection with forward currency contracts and currency swap transactions, the value of the designated securities will be marked to market daily. If the market value of such securities declines or the designated securities become illiquid, additional cash or liquid assets will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Adviser considers that the Canadian dollar is correlated to the Australian dollar, the Fund holds securities denominated in Canadian dollars and the Adviser believes that the value of the Canadian dollar will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell Australian dollars and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, beginning on the date that the hedging transaction is consummated, the Fund will designate cash or liquid assets on its records in an amount sufficient to make payment for the foreign currency at the settlement date, to the extent that the Fund’s obligations are not otherwise “covered” through ownership of the underlying currency.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Certain foreign currency forwards are now regulated by the CFTC and many are expected eventually to be subject to mandatory exchange trading and clearing. Central clearing is expected to decrease counterparty risk and increase liquidity, but will not make such transactions risk free and may require a Fund to incur increased expenses.

Derivatives

Credit Default Swaps. The Bond Fund may enter into credit default swap agreements. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearing house that serves as central counterparty and exchange traded. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Bond Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Bond Fund may be either the buyer or seller in the transaction. If the Bond Fund is a buyer and no credit event occurs, the Bond Fund may recover nothing if the swap is held through its termination date. However, depending on the terms of the swap, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Bond Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Bond Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Bond Fund would be subject to exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Bond Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and issuer credit risk, each of which will be similar in either case, credit default swaps are often illiquid and are subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, depending on the terms of the swap, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Swaps are regulated by the Commodity Futures Trading Commission (“CTFC”). Use of swaps can cause the Bond Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Bond Fund may be subject to mandatory central clearing and exchange-trading requirements for certain standardized credit default swaps (e.g., certain credit default swaps tied to an index). These requirements may reduce counterparty credit risk and increase liquidity, but will not make credit default swap transactions risk free and may require the Bond Fund to incur increased expenses to access the same types of swaps previously available on a bilateral basis. Depending on the swap, the margin required under the rules of the clearinghouse and by the futures commission merchant may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. Regulators are expected to adopt rules imposing certain margin requirements, including minimums on uncleared swaps, which could change this comparison.

The Bond Fund’s obligations under a credit default swap agreement will be accrued daily and offset against any amounts owing to the Bond Fund. For credit default swaps that involve the sale of credit protection (e.g., the Bond Fund takes on the on the risk of a default in an underlying bond), the Bond Fund will segregate an amount equal to the notional amount of the contract. For credit default swaps that involve the purchase of credit protection (e.g., the Bond Fund takes on the obligation effectively to pay a premium for insurance), the Bond Fund will segregate an amount equal to the face amount of unpaid premiums. Such segregation will ensure that the Bond Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Bond Fund’s portfolio. Such segregation will not limit the Bond Fund’s exposure to loss.

Futures Transactions and Related Options. Each of the Funds may enter into futures contracts and options on futures contracts, as described below.

Futures Contracts. The Funds may purchase and sell futures contracts on securities and other instruments. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded. The following provides a detailed description of the use of such futures contracts.

Description of Interest Rate Futures Contracts. Interest rate futures contracts are tied to interest-bearing instruments (such as U.S. Treasury notes) and may be used by the Funds to manage the risk that interest rates will move in an adverse direction. Selling an interest rate futures contract creates an obligation to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. Purchasing a futures contract creates an obligation to take delivery of the specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or a net payment, for cash-settled contracts. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Closing out a futures contract is effected by the Fund’s entering into an offsetting futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. Depending on the current price at which a Fund enters the offsetting transaction, the Fund will realize or pay the difference between the prices of the two contracts and realize a gain or a loss.

The Funds may sell an interest rate futures contract to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. However in the event of an increase in the market value of the portfolio securities, including the portfolio security being protected, the benefit of this increase would be reduced by the loss realized on closing out the futures contract sale. If interest rate levels did not change, the Fund might incur a loss (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

The Funds may purchase an interest rate futures contract when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities.

The Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain future date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes, selling of futures contracts to protect against expected increases in interest rates and purchasing futures contracts to offset the impact of interest rate declines.

Margin Payments. Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The initial margin is a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract after all contractual obligations have been satisfied. On a daily basis, exchange rules require the calculation and transfer between the parties of that day’s gain or loss on the futures contract, a process known as “marking to market” and payment of “variation margin”. For example, when a Fund has purchased a futures contract and the price of the contract increases in response to a rise in the price of the underlying instruments, the Fund will be entitled to receive a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract declines in response to a decrease in the underlying instrument, the Fund would be required to make a variation margin payment. At any time prior to expiration of a futures contract, the Adviser may close the position by taking an offsetting position, subject to the availability of a secondary market. A final determination of variation margin is then made and paid by the applicable party, and the Fund realizes a loss or gain on the transaction.

Cover Requirements. With respect to futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are contractually required to “cash-settle,” however, a Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instrument, the Fund will experience either a loss or gain on the futures contract that will not be completely offset by movements in the price of the instrument subject to the hedge. To compensate for the imperfect correlation of contrary movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, when a Fund sells futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased and will have incurred transaction fees.

In addition, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. For example, an increase in volume in futures contracts due to offsetting transactions near the expiration of a contract could distort the normal relationship between the cash and futures markets. Also, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. These factors can mean that correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. There is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures contract, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin and make or take delivery of the underlying investment upon expiration of the futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities can protect against adverse market movements but also can reduce potential gain. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Funds may purchase and write options on the futures contracts described above. Buying a futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at a specified time or any time during the period of the option, depending on the terms of the options contract. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

Interest Rate Swap Transactions. The Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Bond Fund than if the Bond Fund had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by the Bond Fund with another party of commitments to pay or receive interest, such as an exchange of fixed rate payments in exchange for floating rate payments. Swaps are regulated by the CFTC. Use of swaps can cause the Bond Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Bond Fund is subject to mandatory central clearing and exchange-trading requirements for many standardized interest rate swaps. These requirements may reduce counterparty credit risk and increase liquidity, but will not make interest rate swap transactions risk free and may require the Bond Fund to incur increased expenses to access the same types of swaps previously available on a bilateral basis. Depending on the swap, the margin required under the rules of the clearinghouse and by the futures commission merchant may be in excess of the collateral required to be posted by the Bond Fund to support its obligations under a similar uncleared swap. Regulators are expected to adopt rules imposing certain margin requirements, including minimums on uncleared swaps, which could change this comparison.

Certain federal income tax requirements may limit the Bond Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the Bond Fund will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

For cash settled swaps, beginning on the date the Bond Fund enters into a swap transaction, the Bond Fund will designate on its records cash or liquid assets sufficient to make payment for each swap transaction on the next payment date. This amount will be equal to the net difference between the present value of the payments the Bond Fund expects to receive and the present value of the payments the Bond Fund expects to make and will be monitored on a daily basis. Alternatively, the Bond Fund may segregate an amount equal to the notional amount of the contract. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Bond Fund’s portfolio. Such segregation will not limit the Bond Fund’s exposure to loss. The Bond Fund is not required to designate any assets in connection with swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make.

Interest rate swaps are also subject to correlation, valuation, liquidity and leveraging risks. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Bond Fund would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the interest rate swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect the Bond Fund.

Options. Each of the Funds may purchase and sell put and call options, but will primarily write covered call options, purchase put options on securities held by the applicable Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign securities, see “Foreign Currency Transactions” above.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The Funds will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, the Fund has designated or “segregated” on its records cash or liquid assets equal in value to such amount. A call option is covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written provided the Fund designates on its records cash or liquid assets equal to the difference. A Fund will limit its investment in uncovered put or call options purchased or written, measured by the exercise price in the case of a put or market value in the case of a call, by the Fund to 33 1/3% of the Fund’s total assets. A Fund will write put options only if they are covered by (1) designating on its records cash or liquid assets in an amount not less than the exercise price of the option at all times during the option period or (2) selling short the underlying security at a price at least equal to the strike price or purchasing a put option with a strike price at least equal to the strike price of the put option sold.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. Each of the Funds may enter into stock index futures contracts, and purchase and sell options on stock and bond indices and options on stock and bond index futures contracts as described in the applicable Prospectus. The Funds may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, the Funds may purchase put options or write call options on stock and bond index futures, rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase. Index futures and options are subject to the same types of risks as are described under “Futures Transactions and Related Options” above.

A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor’s® 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor’s® 100 or indices based on an industry or market segment, such as oil and gas stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

A bond index assigns relative values of the bonds included in the index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

For example, if the Adviser expects general stock or bond market prices to rise, it might enter into a long stock index futures contract, or purchase a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund’s futures contract or index option resulting from the increase in the index. If, on the other hand, the Adviser expects general stock or bond market prices to decline, it might take a short position in a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the relevant Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract or put option.

Other Investments and Investment Practices

Borrowing. Each Fund is authorized to borrow money as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing may be unsecured. No Fund intends to borrow money for leveraging purposes.

The 1940 Act requires a mutual fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund. However, borrowing may be unsecured.

Convertible Securities. Each Fund may invest in convertible securities, which include bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. However, convertible securities generally have less potential for gain or loss than common stocks. Furthermore, the yield provided by convertible securities is generally lower than comparable non-convertible securities. In addition, convertible securities may be sensitive to changes in interest rates. Therefore, the value of a convertible security may rise as interest rates fall and may decrease as interest rates rise.

Guaranteed Investment Contracts and Funding Agreements. The Bond Fund may make limited investments in guaranteed investment contracts (“GICs”) or funding agreements issued by U.S. insurance companies. GICs and funding agreements are normally general obligations of the issuing insurance company. In some cases funding agreements may be part of an insurance company’s separate account, but they still benefit from a guarantee from the general account. Pursuant to a GIC or a funding agreement, the Bond Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund on a periodic basis with interest that is based on an index. The Bond Fund will only purchase GICs or funding agreements from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Adviser pursuant to guidelines approved by the Board. Generally, GICs and funding agreements are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs and funding agreements does not currently exist. Therefore, GICs and funding agreements will normally be considered illiquid investments, and will be acquired subject to the Bond Fund’s limitation on illiquid investments. As such, GICs are generally subject to the same risks as other illiquid securities.

Illiquid Securities. Each of the Funds may invest up to 15% of the value of its net assets (determined at time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities within a time frame deemed to be in the best interest of the Fund, in addition to complying with other regulatory requirements.

Illiquid securities are generally any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling illiquid securities may result in a loss to a Fund. Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act. This includes restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act (“Rule 144A securities”) and commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) commercial paper”), unless the Adviser determines that such securities are liquid. The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board.  The Funds will adopt a liquidity risk management program designed to meet the requirements of the rules under the 1940 Act related to liquidity.

It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Initial Public Offerings (“IPOs”). The Funds may invest in securities that are made available in IPOs. IPO securities may be volatile, and a Fund cannot predict whether its investments in IPOs will be successful. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Any short-term trading in connection with IPO investments could produce higher trading costs and adverse tax consequences. As a Fund grows in size, the positive effect of any IPO investments on the Fund may decrease.

Money Market Instruments. Each Fund may invest in money market instruments, which are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. government securities.

Master Limited Partnerships (“MLPs”). Each Equity Fund may invest in master limited partnerships in which ownership interests are publicly traded. The majority of MLPs operate in the energy sector, particularly in energy infrastructure industries such as pipelines, which provide stable income streams. Fees that pipelines are able to charge are highly regulated by the U.S. government; therefore, these types of MLPs are subject to the risk that regulatory action will decrease fee levels.

Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Limited partners do not have voting rights in an MLP. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.

Since MLPs are structured as partnerships they generally do not pay corporate income taxes. Taxes are only paid when distributions are received, thus avoiding the double taxation faced by investors in corporations. MLPs face stringent provisions including the requirement to pay minimum quarterly distributions to limited partners, by contract. Thus, the distributions of MLPs tend to be predictable and provide current income to investors. As with high-yielding equities, MLPs are often more appealing to investors at times of low interest rates, as this results in higher yields for MLPs relative to bonds and money market instruments. Increasing interest rates would result in lower relative yields versus other alternative assets.

MLPs generally enjoy the same tax treatment as limited liability companies (“LLCs”) taxed as partnerships; that is, they are non-taxable entities with a tax shield on distributions, thus avoiding the double taxation of corporate profits. If MLPs were no longer able to pass through taxes to limited partners a large benefit of investing in MLPs would be removed.

The general partner in an MLP has what are called Incentive Distribution Rights (“IDRs”). IDRs are terms defined in the MLP partnership, which allow for the general partner to claim a higher proportion of incremental amounts of the distribution payments as these payments grow over specified levels. This is designed to provide general partners with a strong incentive to increase distributions, further enhancing the appeal of MLPs based on large, growing distributions. On the other hand, it raises the cost of equity for the MLP and can dilute the ownership claim of limited partners.

The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face. Extreme weather patterns could result in significant volatility in the supply of energy and power. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry and could adversely impact the value of the interests in an MLP.

Other Investment Companies. Each Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”). As a shareholder of another investment company, a Fund will bear its pro rata portion of the other investment company’s expenses, including investment advisory and administration fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Except as described in the following paragraphs, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.

These limitations do not apply to investments in investment companies through a master-feeder type arrangement or to investments made in reliance on an exemption granted by the SEC. In addition, to the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those that may be affiliated with the Adviser, in excess of the limits discussed above provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors.

Each of the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: iShares, SPDRs®, Select Sector SPDRs® and NASDAQ 100 Shares. Pursuant to an order issued by the SEC exempting certain ETFs from Section 12(d)(1) of the 1940 Act (SEC Order”), in addition to procedures approved by the Board, each Fund may invest in certain ETFs in excess of the 5%

and 10% limits described above, provided it complies with the conditions of the relevant SEC Order, as it may be amended, and any other applicable investment limitations.

Rights and Warrants. Each Equity Fund may purchase common stock rights and warrants separately or may receive them as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set time period. Subscription rights normally have a short life span to expiration.

At the time of issuance, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Real Estate-Related Securities. Each Equity Fund may invest in real estate investment trusts (“REITs”). None of the Funds will invest in real estate directly. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Short Sales. Each Fund may engage in short sales, including short sales against the box. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, a Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest or dividends a Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until a Fund replaces a borrowed security in connection with a short sale, a Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on a Fund’s records will be marked to market daily and at no time will the sum of the amount so designated and the amount deposited with the broker as collateral be less than the market value of the securities at the time they sold short. This may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when a Fund is unable to borrow the same security from another lender. If that occurs, a Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

In addition to the short sales discussed above, a Fund may make short sales “against the box,” a transaction in which a Fund enters into a short sale of a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain at no additional cost. A Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Temporary Defensive Measures. Each Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, each Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.

Interfund Borrowing and Lending. The Funds have obtained an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if the relevant borrowing Fund’s outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restriction or nonfundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.

Lending Portfolio Securities. A Fund may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. Under current practices (which are subject to change), a Fund must receive initial collateral at least equal to the maintenance requirements (e.g. 102% for U.S. equity securities and 105% for non-U.S. securities). This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral. A Fund will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay a Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. Loans will be subject to termination by a Fund or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Fund’s adviser or the lending agent has determined are creditworthy under guidelines established by the Fund’s Board. Although these loans are fully collateralized, there are risks associated with securities lending. A Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if a Fund wishes to sell a security before its return can be arranged. The return on invested cash collateral will result in gains and losses for the Fund. A Fund will limit its securities lending to 33-1/3% of its total assets.

Additional Risk Factors and Special Considerations

New or Smaller Funds. Funds with limited operating history and smaller Funds may involve additional risk. For example, there can be no assurance that a new or smaller Fund will grow to or maintain an economically viable size. Should a Fund not grow to or maintain an economically viable size, the Board of Trustees may determine to liquidate the Fund.

Merger, Reorganization or Liquidation of Funds. The Board may determine to merge or reorganize a Fund or a class of shares, or to close and liquidate a Fund or a class of shares at any time, which may have adverse consequences for shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. Although the interests of shareholders in each Fund are the principal concern of the Board, in the event the Board determines to liquidate a Fund or a class of shares, the timing of any possible liquidation might not be favorable to certain individual shareholders. A liquidating distribution may be a taxable event to certain shareholders, resulting in a taxable gain or loss for tax purposes, depending upon such shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund or a class of shares will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

S&P 500 Index Fund. Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The S&P 500 Index Fund is not managed in this manner. Instead, the Adviser purchases and sells securities for the S&P 500 Index Fund in an attempt to produce investment results that substantially duplicate the investment composition and performance of the S&P 500® Index, taking into account redemptions, sales of additional S&P 500 Index Fund shares, and other adjustments as described below.

The S&P 500 Index Fund generally expects to hold all of the stocks included in the S&P 500® Index on the basis of each stock’s weighted capitalization in such index. The Adviser does not intend to screen securities for investment by the S&P 500 Index Fund by traditional methods of financial and market analysis; however the Adviser may remove stocks of companies which exhibit extreme financial distress or which may impair for any reason the S&P 500 Index Fund’s ability to achieve its investment objective. If an issuer drops in ranking, or is eliminated entirely from the S&P 500® Index, the Adviser may be required to sell some or all of the common stock of such issuer then held by the S&P 500 Index Fund. Such sales of portfolio securities may be made at times when, if the Adviser were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500® Index, the securities might not otherwise be sold. These sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Adviser were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, potentially materially adverse legal proceedings against an issuer, the existence or threat of defaults materially and adversely affecting an issuer’s future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the S&P 500® Index.

Redemptions of a substantial number of shares of the S&P 500 Index Fund could reduce the number of issuers represented in the S&P 500 Index Fund’s investment portfolio, increase trading costs and/or increase hedging activities (such as the purchase or sale of options on indices or futures contracts), which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500® Index.

While the S&P 500 Index Fund will invest primarily in the common stocks that constitute the S&P 500® Index in accordance with the relative capitalization as described above, it is possible that the S&P 500 Index Fund will from time to time receive, as part of a “spin-off” or other corporate reorganization of an issuer included in the S&P 500® Index, securities that are themselves outside the S&P 500® Index. Such securities will be disposed of by the S&P 500 Index Fund in due course consistent with the Fund’s investment objective.

In addition, the S&P 500 Index Fund may invest in Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are securities that represent ownership in a SPDR Trust, unit investment trusts which are intended to provide investment results that generally correspond to the price and yield performance of an S&P® index. SPDR interest holders are paid a “Dividend Equivalent Amount” that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the index it represents.

The S&P 500 Index Fund may also purchase put and call options on the S&P 500® Index that are traded on national securities exchanges. In addition, the S&P 500 Index Fund may enter into transactions involving futures contracts (and futures options) on the S&P 500® Index and may purchase securities of other investment companies that are structured to seek a similar correlation to the S&P 500® Index. These transactions are effected in an effort to have fuller exposure to price movements in the S&P 500® Index pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in the S&P 500® Index at times when the S&P 500 Index Fund is not fully invested in stocks that are included in the S&P 500® Index. For example, by purchasing a futures contract, the S&P 500 Index Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P 500® Index, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the S&P 500 Index Fund may be able, as an effective matter, to be fully invested in the S&P 500® Index while keeping a cash reserve to meet potential redemptions.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P®. S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P®’s only relationship to the S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P® and of the indexes which are determined, composed and calculated by S&P® without regard to the Fund. S&P® has no obligation to take the needs of the Fund or the owners of the S&P 500 Index Fund into consideration in determining, composing or calculating the indexes. S&P® is not responsible for and has not participated in the determination of the price of the S&P 500 Index Fund or the timing of the issuance or sale of the S&P 500 Index Fund or in the determination or calculation of the equation by which the S&P 500 Index Fund is converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund.

S&P® does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein and S&P® shall have no liability for any errors, omissions, or interruptions therein. S&P® makes no warranty, express or implied, as to results to be obtained by the S&P 500 Index Fund, owners of the S&P 500 Index Fund, or any other person or entity from the use of the S&P 500® Index or any data included therein. S&P® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P® have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

“Standard & Poor’s®”, “S&P®” and “S&P 500®”, “S&P MidCap 400®”, “Standard & Poor’s MidCap 400®”, “400”, “S&P SmallCap 600®”, “Standard & Poor’s SmallCap 600®” and “600” are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by the Funds.

Brexit.  In a referendum held on June 23, 2016, the United Kingdom (UK) voted by a narrow majority to leave the European Union (“Brexit”). In March 2017, the UK formally began the process under which the UK will withdraw from the European Union (“EU”) by triggering a two-year period for negotiation of the terms of the withdrawal.  For the time being, the UK remains a member of the EU, and all existing EU-derived laws and regulations continue to apply in the UK.  However, the uncertainty as to the timing and nature of the UK’s exit and future relationship with the EU has resulted in market and currency volatility, and there are potentially major implications for business and issuers.

Brexit adds to the structural stresses in the countries which use the Euro as currency (“Eurozone”), and the EU, generally, that have contributed to global economic and market uncertainty over several years.  A central issue for the UK in negotiating the terms of its exit will be its relationship with the EU going-forward.  The resulting uncertainty may adversely affect business activity and economic conditions across the Eurozone and the EU, generally.  This uncertainty may increase as one or more EU countries may come under pressure to leave the EU as well.  The exit of other countries from the EU, or the perception that other countries may leave, could have a material adverse effect on economic growth or business activity in the UK, the Eurozone and the entire EU.

Special Risks Related to Cyber Security.  The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Advisers, Inc. (the “Distributor,”), the Funds, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cyber security risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES.

Each Fund’s NAV is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectuses on each Business Day. A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open. The Bond Fund is authorized to close earlier than is customary for a Business Day upon the recommendation of both the Securities Industry and Financial Markets Association and the Adviser. In the event that the Bond Fund closes earlier than is customary for a Business Day, the Fund’s NAV calculation for that day will occur as of the time of the earlier close. The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Investment Company Securities

Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund. Shares of ETFs are valued in the manner described below under “Equity Securities.”

Fixed Income Securities

Fixed income securities held by the Funds are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity Securities

Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on NASDAQ’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on NASDAQ’s ACT System is valued at the NASDAQ Official Closing Price. Convertible debt securities are valued in the same manner as any debt security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

International Funds

Time zone arbitrage. The International Funds invest a significant amount of their assets in foreign securities, which may expose them to attempts by investors to engage in “time-zone arbitrage.” Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Funds calculate their net asset value.

If successful, time zone arbitrage might dilute the interests of other shareholders. The International Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value. Fair value pricing may also help to deter time zone arbitrage.

Fair value pricing for the International Funds. If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by an International Fund is traded and before the time as of which the International Fund’s net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and its Pricing Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

The International Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an International Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

Other Valuation Information

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board.

Performance Comparisons

The Funds will calculate performance in accordance with formulas prescribed by the SEC.

In addition, a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Thomson Reuters Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the Prospectuses. These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. The Funds’ performance information is generally available by calling toll free 800-539-FUND (800-539-3863) or at www.VictoryFunds.com.

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings. In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, I, R, R6 and Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

Currently, each share class of the Munder Small Cap Growth Fund and Trivalent Emerging Markets Small-Cap Fund is not currently registered in all 50 states, including Montana, Nebraska and Oklahoma.

No initial sales charge is imposed on Class C shares. The Distributor, may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Funds will automatically convert to Class A shares under circumstances described in a Fund’s Prospectus. Class C shares can be voluntarily exchanged for a share class under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Class R shares are available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders, Class C shareholders whose shares are not subject to a CDSC and Class I shareholders may exchange into Class R6 shares of a Fund offering such shares provided they meet the eligibility requirements applicable to Class R6.. Class R6 shares are available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

No initial sales charges or CDSCs are imposed on Class I shares. Class I shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class I shares. Distributions paid to holders of a Fund’s Class I shares may be reinvested in additional Class I shares of that Fund or Class I shares of a different Fund.

The minimum investment required to open an account for Class I shares is $2,000,000. Class I shares are also available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. The Fund will consider a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000. Only certain investors are eligible to buy Class I shares and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.”

There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund.

The minimum investment required to open an account for Class Y shares is $1,000,000. Class Y shares are available for purchase through selected fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account, and the financial intermediary generally directs all purchase and sale transactions. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

Each Fund reserves the right to change the criteria for eligible investors and the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Equity Funds excluding the S&P 500 Index Fund:

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 and above*	0.00%	**

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the S&P 500 Index Fund:

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $99,999	2.50%	2.25%
$100,000 to $249,999	2.00%	1.75%
$250,000 to $499,999	1.50%	1.25%
$500,000 to $999,999	1.00%	0.75%
$1,000,000 and above	0.00%	0.00%

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Bond Fund:

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	2.00%	1.50%
$50,000 to $99,999	1.75%	1.25%
$100,000 to $249,999	1.50%	1.00%
$250,000 to $499,999	1.25%	0.75%
$500,000 to $999,999	1.00%	0.50%
$1,000,000 and above*	0.00%	**

* There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of    a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

** Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes other than Class R6. Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic fund reports, prospectuses and other communications to shareholders as required.

In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes other than Class R6. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis.

These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

As of June 30, 2018, the Adviser and its affiliates had arrangements in place with respect to the Funds with the following intermediaries:

Financial Intermediary
Advisor Group, Inc.
Ameriprise Financial
Fidelity Investments Institutional Operations Co., Inc.
Financial Data Services, Inc.
Hartford Life
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial
Mass Mutual Financial Group
Mass Mutual Life Insurance Company
Merrill Lynch Pierce Fenner & Smith
Morgan Stanley Corporate Retirement Services
Morgan Stanley Smith Barney
MSCS Financial Services
Oppenheimer & Co. Inc.
Raymond James
UBS
Wells Fargo Advisors, LLC

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more ($100,000 or more on S&P 500 Index Fund) of Class A shares of a Fund alone or in combination with purchases of Class A shares of other Victory Funds that are series of the Trust (except those Class A share purchases that were not subject to a sales charge). To obtain the reduction of the sales charge, you or your Investment Professional must notify the Fund’s transfer agent at the time of purchase that a quantity discount is applicable to your purchase. An “Investment Professional” is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Funds in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under various programs described in the Prospectuses. The following points provide additional information about these programs.

•                  Retirement Plans. Retirement plans (including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans) are eligible to buy Class A shares without an initial sales charge.

•                  Service Providers. Members of certain specialized groups that receive support services from service providers who enter into written agreements with the Trust are eligible, under the terms of the agreement, to purchase Class A shares at NAV without paying a sales load.

•                  Rights of Accumulation. You may be eligible for reduced sales charges on future purchases of Class A shares of the same Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification.

•                  Letter of Intent. If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

•                  General. For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

•                  Limitations Across Certain Funds. The ability to apply a Letter of Intent or Right of Accumulation to the Funds covered by this SAI in combination with other Victory Funds that are series of the Trust may be limited to the extent these Victory Funds employ different transfer agents. Similar limitations may exist on exchanges between these groups of Victory Funds. Your Investment Professional can provide information on your ability to combine purchases across these groups of Victory Funds under one of these programs to reduce the sales charge applicable to your investments or to exchange between them.

Sample Calculation of Maximum Offering Price.

Each Class A shares of the Equity Funds (except the S&P 500 Index Fund) are sold with a maximum initial sales charge of 5.75%, Class A shares of the S&P 500 Index Fund are sold with a maximum initial sales charge of 2.50% and Class A shares of the Bond Fund are sold with a maximum initial sales charge of 2.00%.  Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

All Equity Funds except Victory S&P Index 500 Fund
NAV per share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Fixed Income Funds
NAV per share	$10.00
Per Share Sales Charge—2.00% of public offering price (2.04% of net asset value per share) for each Fund	$0.20
Per Share Offering Price to the Public	$10.20

Victory S&P 500 Index Fund
NAV per share	$10.00
Per Share Sales Charge—2.50% of public offering price (2.56% of net asset value per share) for each Fund	$0.26
Per Share Offering Price to the Public	$10.26

Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R and Class I shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

Redeeming Shares.

Contingent Deferred Sales Charge (CDSC) — Class A and C Shares. No CDSC is imposed on:

•                  the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•                  redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•                  certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

•                  distributions resulting as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

•                  redemptions of shares by the investor where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

•                  amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

•                  participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

Redemptions in Kind

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is governed by a Board of Trustees consisting of ten Trustees, nine of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, and the Adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain of the Board’s Committees.

Board Role in Risk Oversight

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel. The Board has delegated to the Compliance Committee overall responsibility for reviewing reports related to the Trust’s compliance program and the Chief Compliance Officer. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

Trustees and Officers

The following tables list the Trustees and Officers, their ages, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, 20 portfolios in Victory Portfolios II, 9 portfolios in Victory Variable Insurance Funds and one portfolio in Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s and Officer’s address is c/o Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144.

Independent Trustees

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 67	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016 -December 2017).

Nigel D.T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).

E. Lee Beard, 67*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005 - 2015).	None.

Dennis M. Bushe, 74	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016 - September 2017); Advisor (January 2016 - April 2016) and Managing Partner (August 2014 - January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011 - 2014).

Director, Caledonia Mining Corporation (since May 2012).

David L. Meyer, 61*	Trustee	December 2008	Retired.	None.

Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).

Leigh A. Wilson, 73	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.

Interested Trustee

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David C. Brown, 46**	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer, (2011 - 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Trustee Qualifications

The following summarizes the experience and qualifications of the Trustees.

•                  David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.

•                  Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews also formerly served as the non-executive chairman of Old Mutual’s US asset management business, where he also served on the audit and risk committee. Mr. Andrews also served as a Governor of the London Business School. He serves as a director of TCG BDC II, Inc. and TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.), each a business development company. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

•                  E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                  David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser, and, as such is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011-2013), and President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser. The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•            Dennis M. Bushe. Mr. Bushe has experience in fixed income investment management and research. He is a former chief investment risk officer of a large investment management firm. Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

•            Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years. She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on the boards, including their audit and investment committees, of private institutions and mutual funds. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•            John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services.  He previously served as an Independent Trustee of Victory Portfolios,

Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.

•            David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the board of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•            Gloria S. Nelund. Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms. Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm. Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

•            Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange. As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

Committees of the Board

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Compliance, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda.  In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern. Committees may form Sub-Committees to address particular areas of concern to that Committee.

•                  The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, Mr. Kelly and Mr. Wilson.  The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.  The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel.  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

•                  The members of the Compliance Committee are Mr. Adcock (Chair), Ms. Beard, Mr. Kelly and Mr. Meyer.  The Compliance Committee oversees matters related to the Funds’ compliance program and compliance with applicable laws, rules and regulations and meets regularly with the Trust’s Chief Compliance Officer.

•                  The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard and Ms. Dungan.  The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

•                  The members of the Investment Committee are Ms. Dungan (Chair), Mr. Andrews, Mr. Bushe, Ms. Nelund and Mr. Wilson.  The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of the Funds’ investment advisory agreements.

•                  The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Kelly and Mr. Meyer.  This Committee oversees the negotiation of the terms of the written agreements with the

Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

•                  The Board Governance and Nominating Committee consists of all of the Independent Trustees.  Mr. Andrews currently serves as the Chair of this Committee.  The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee.  A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust, 4900 Tiedeman Road, Brooklyn, Ohio 44144.  The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters.  The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation.  In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party.  The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

•                  The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended June 30, 2018, the Board held seven meetings. The Audit and Risk Oversight Committee held five meetings; the Compliance Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held five meetings.  The Continuing Education Committee met informally during the fiscal year.

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer*, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.

Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).

Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).

Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).

Christopher Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Principal Financial Officer, Victory Capital Advisers, Inc. (since 2018).

Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.

Charles Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.

Jay G. Baris, 64	Assistant Secretary	December 1997	Partner, Shearman and Sterling LLP (since January 2018); Partner, Morrison & Foerster LLP (2011- January 2018).

*On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Trustees’ Fund Ownership

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2017. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex). As of December 31, 2017, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of those series of the Trust.

Independent Trustees

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	0	Over $100,000

Mr. Andrews	Integrity Small-Cap Value: $50,001 - $100,000	Over $100,000

Ms. Beard	INCORE Total Return Bond: $1 - $10,000 Munder Mid-Cap Core Growth: $10,001 - $50,000, S&P 500 Index Fund: $10,001 - $50,000	Over $100,000

Mr. Bushe	0	Over $100,000

Ms. Dungan	0	Over $100,000

Mr. Kelly	0	Over $100,000

Mr. Meyer

Integrity Discovery: $10,001 - $50,000
Munder Mid-Cap Core Growth: $10,001 - $50,000
Munder Multi-Cap: $10,001 - $50,000
Trivalent Emerging Markets Small Cap: $10,001 - $50,000
Trivalent International Fund—Core Equity: $10,001 - $50,000

		Over $100,000

Ms. Nelund	0	$50,001 - $100,000

Mr. Wilson	0	Over $100,000

Interested Trustee

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown

Integrity Discovery Fund: Over $100,000
Integrity Small-Cap Value Fund: Over $100,000
Munder Mid-Cap Core Growth Fund: Over $100,000
Munder Small Cap Growth Fund: Over $100,000
Trivalent Emerging Markets Small-Cap Fund: Over $100,000

Over $100,000

Compensation of Trustees and Officers

Effective January 1, 2018, the Victory Fund Complex pays each Independent Trustee $312,000 per year for his or her services to the Complex.  Immediately prior to that date, the Victory Fund Complex paid each Independent Trustee $283,000 per year for his or her services to the Complex.  In each case, the Board Chair is paid an additional retainer of 50% of the base retainer per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee. No “interested persons” who serve as a Trustee of the Trust receive any compensation for their services as Trustee.

The following tables indicate the compensation received by each Trustee from the Funds and from the Victory Fund Complex for the fiscal year ended June 30, 2018. As of June 30, 2018, there were 72 funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock	$68,593	$297,500
Mr. Andrews	$68,593	$297,500
Ms. Beard	$68,593	$297,500
Mr. Bushe	$68,593	$297,500
Ms. Dungan	$68,593	$297,500
Mr. Kelly	$68,593	$297,500
Mr. Meyer	$68,593	$297,500
Ms. Nelund	$68,593	$297,500
Mr. Wilson	$102,890	$446,250

Interested Trustee

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Brown*	$0	0

*Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Deferred Compensation

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”). Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee. The following table includes the deferred compensation of the Trustees currently serving on the Board:

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock	$3,583	$15,600
Mr. Andrews	$23,287	$101,400
Mr. Bushe	$35,826	$156,000

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital Management Inc. (the “Adviser”), a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. The Adviser’s principal business address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions.  The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2018, the Adviser and its affiliates managed and advised assets totaling in excess of $63.6 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated as of August 1, 2013, as amended (the “Advisory Agreement”). Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Additional Information—Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

The following schedule lists the advisory fee of each Fund, as an annual percentage of its average daily net assets.

Fund	Advisory Fee
INCORE Total Return Bond Fund	0.40%
Integrity Discovery Fund	1.00%
Integrity Mid-Cap Value Fund	0.75% on the first $500 million and 0.70% on assets in excess of $500 million
Integrity Small/Mid-Cap Value Fund*	0.80% on the first $300 million and 0.75% in excess of $300 million
Integrity Small-Cap Value Fund	0.90% on the first $300 million and 0.85% on assets in excess of $300 million
Munder Multi-Cap Fund	0.75% on the first $1 billion, 0.72% of the next $1 billion and 0.70% on assets in excess of $2 billion
Munder Mid-Cap Core Growth Fund	0.75% on the first $6 billion, 0.70% on the next $2 billion and 0.65% on assets in excess of $8 billion
Munder Small Cap Growth Fund	0.85%
S&P 500 Index Fund	0.20% on the first $250 million, 0.12% of the next $250 million and 0.07% on assets in excess of $500 million
Trivalent Emerging Markets Small-Cap Fund	1.10%
Trivalent International Fund—Core Equity	0.80% on the first $1 billion, 0.75% on assets in excess of $1 billion
Trivalent International Small - Cap Fund	0.95% on the first $1 billion and 0.90% of the assets in excess of $1 billion

*Prior to November 1, 2016, the advisory fee was 0.90% on the first $300 million and 0.85% on assets in excess of $300 million

Advisory fees paid by the Funds for the last three fiscal years ended June 30 to the Adviser are shown in the tables below.

June 30, 2018

Fund	Advisory Fee
INCORE Total Return Bond Fund	$397,312
Integrity Discovery Fund	$1,505,873
Integrity Mid-Cap Value Fund	$475,028
Integrity Small/Mid-Cap Value Fund	$632,660
Integrity Small-Cap Value Fund	$22,343,717
Munder Mid-Cap Core Growth Fund	$29,165,964
Munder Multi-Cap Fund	$3,344,578
Munder Small Cap Growth Fund	$57,355
S&P 500 Index Fund	$467,572
Trivalent Emerging Markets Small-Cap Fund	$79,518
Trivalent International Fund—Core Equity	$209,992
Trivalent International Small-Cap Fund	$13,683,910

June 30, 2017

Fund	Advisory Fee
INCORE Total Return Bond Fund	$406,324
Integrity Discovery Fund	$1,410,874
Integrity Mid-Cap Value Fund	$266,322
Integrity Small/Mid-Cap Value Fund	$297,952
Integrity Small-Cap Value Fund	$18,984,331
Munder Mid-Cap Core Growth Fund	$33,734,560
Munder Multi-Cap Fund	$3,118,316
Munder Small Cap Growth Fund	$46,675
S&P 500 Index Fund	$487,655
Trivalent Emerging Markets Small-Cap Fund	$48,664
Trivalent International Fund—Core Equity	$176,704
Trivalent International Small-Cap Fund	$8,937,479

June 30, 2016

Fund	Advisory Fee
INCORE Total Return Bond Fund	$428,901
Integrity Discovery Fund	$984,372
Integrity Mid-Cap Value Fund	$139,423
Integrity Small/Mid-Cap Value Fund	$198,168
Integrity Small-Cap Value Fund	$13,069,852
Munder Mid-Cap Core Growth Fund	$42,073,265
Munder Multi-Cap Fund	$3,293,927
Munder Small Cap Growth Fund	$35,459
S&P 500 Index Fund	$483,250
Trivalent Emerging Markets Small-Cap Fund	$40,778
Trivalent International Fund—Core Equity	$182,563
Trivalent International Small-Cap Fund	$6,596,942

Management Fee Waiver/Expense Reimbursement

For some of the Funds, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time. In these instances, the fee and expense table in the Fund’s prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment. This agreement may only be terminated by the Board of Trustees.  From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s prospectus.

Manager of Managers Structure

Subject to the review and approval of the Board, and notice to shareholders, the Funds may adopt a “manager of managers” structure in the future. In a manager of managers structure, the Adviser implements the Funds’ investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.

To the extent that the Funds rely on a manager of managers structure in the future, the Adviser could enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the subadviser would benefit a Fund and its shareholders. In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance. The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage a Fund. The Funds have received an order from the SEC enabling them to adopt a manager of managers structure, and they may rely on that order or any amended or superseding order obtained in the future (together, the “SEC Order”).

To the extent a Fund relies on the SEC Order, the Fund and the Adviser will comply with the relevant restrictions and conditions contained in the SEC Order, which are designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of June 30, 2018.

	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Total Assets Managed (In Millions)
Daniel G. Bandi	$2,997.55	4	$398.64	3	$2,562.06	84	$5,958.25
Sean A. Burke	$159.71	1	$0	0	$25.14	1	$184.85
Pete S. Carpenter	$27.32	1	$36.02	1	$142.32	1	$205.66
Robert D. Cerow	$9.02	1	$0	0	$0	0	$9.02
Richard Consul	$1,496.03	5	$0	0	$1,965.02	102	$3,461.05
Robert E. Crosby	$3,611.04	2	$0	0	$903.18	37	$4,514.22
Daniel J. DeMonica	$3,157.27	5	$398.64	3	$2,587.20	85	$6,143.11
Mannik Dhillon	$3,341.32	18	$255.90	5	$89.31	19	$3,776.53
Tony Dong	$4,037.73	3	$0	0	$968.20	49	$5,005.93
John W. Evers	$2,277.17	5	$337.82	2	$354.50	2	$2,969.49
Adam I. Friedman	$2,997.55	4	$398.64	3	$2,562.06	84	$5,958.25
S. Brad Fush	$1,496.03	5	$0	0	$1,965.02	102	$3,461.05
Joe A. Gilbert	$2,997.55	4	$398.64	3	$2,562.06	84	$5,958.25
Robert Glise	$3,611.04	2	$0	0	$903.18	37	$4,514.22
Edward D. Goard	$1,496.03	5	$0	0	$1,965.02	102	$3,461.05
Michael P. Gura	$981.03	5	$0	0	$147.12	14	$1,128.15
Stephen Hammers	$3,431.32	18	$255.90	5	$89.31	19	$3,776.53
Gavin Hayman	$3,611.04	2	$0	0	$903.18	37	$4,514.22
James R. Kelts	$1,496.03	5	$0	0	$1,965.02	102	$3,461.05
Daniel B. LeVan	$2,268.15	4	$337.82	2	$354.50	2	$2,960.47
Brian S. Matuszak	$3,611.04	2	$0	0	$903.18	37	$4,514.22
Mirsat Nikovic	$159.71	1	$0	0	$25.14	1	$184.85
Jeffrey R. Sullivan	$27.32	1	$36.02	1	$142.32	1	$205.66
J. Bryan Tinsley	$2,997.55	4	$398.64	3	$2,562.06	84	$5,958.25
Sean D. Wright	$3,611.04	2	$0	0	$903.18	37	$4,514.22
Michael P. Wayton	$0	0	$0	0	$0	0	$0

Fund Ownership

As of the end of the last completed calendar year, the portfolio managers of the Funds owned equity securities of the Funds in the amount indicated in the table below.

Portfolio Manager	Fund	Dollar Range of shares Beneficially Owned as of June 30, 2018
Daniel G. Bandi	Integrity Mid-Cap Value	$100,001 - $500,000
	Integrity Small/Mid-Cap Value	Over $1,000,000
	Integrity Small-Cap Value	$500,001 - $1,000,000

Sean A. Burke	Integrity Discovery	$10,001 - $50,000

Peter S. Carpenter	Trivalent International Fund - Core Equity	$100,001 - $500,000

Robert D. Cerow	Trivalent Emerging Markets Small-Cap	$100,001 - $500,000

Richard Consul	INCORE Total Return Bond	$10,001 - $50,000

Robert E. Crosby	Munder Mid-Cap Core Growth	$100,001 - $500,000
	Munder Small Cap Growth	0

Daniel J. DeMonica	Integrity Discovery	$100,001 - $500,000
	Integrity Mid-Cap Value	$100,001 - $500,000
	Integrity Small/Mid-Cap Value	0
	Integrity Small-Cap Value	$100,001 - $500,000

Mannik Dhillon	S&P 500 Index	0

Tony Y. Dong	Munder Mid-Cap Core Growth	Over $1,000,000
	Munder Multi-Cap	$1 - $10,000
	Munder Small Cap Growth	Over $1,000,000

John W. Evers	Trivalent Emerging Markets Small-Cap	$500,001 - $1,000,000
	Trivalent International Small-Cap	$500,001 - $1,000,000

Adam I. Friedman	Integrity Mid-Cap Value	$100,001 - $500,000
	Integrity Small/Mid-Cap Value	0
	Integrity Small-Cap Value	$100,001 - $500,000

S. Brad Fush	INCORE Total Return Bond	$50,001 - $100,000

Joe A. Gilbert	Integrity Mid-Cap Value	$50,001 - $100,000
	Integrity Small/Mid-Cap Value	0
	Integrity Small-Cap Value	$50,001 - $100,000

Robert Glise	Munder Mid-Cap Core Growth	$100,001 - $500,000
	Munder Small Cap Growth	0

Edward D. Goard	INCORE Total Return Bond	$100,001 - $500,000

Michael P. Gura	Munder Multi-Cap	$500,001 - $1,000,000

Stephen Hammers	S&P 500 Index	0

Gavin Hayman	Munder Mid-Cap Core Growth	$100,001 - $500,000
	Munder Small Cap Growth	$50,001 - $100,000

James R. Kelts	INCORE Total Return Bond	$10,001 - $50,000

Daniel B. LeVan	Trivalent International Small-Cap	Over $1,000,000

Brian S. Matuszak	Munder Mid-Cap Core Growth	$500,001 - $1,000,000
	Munder Small Cap Growth	Over $1,000,000

Mirsat Nikovic	Integrity Discovery	$10,001 - $50,000

Jeffrey R. Sullivan	Trivalent International Fund - Core Equity	$100,001 - $500,000

J. Bryan Tinsley	Integrity Mid-Cap Value Integrity Small/Mid-Cap Value Integrity Small-Cap Value	$50,001 - $100,000 $10,001 - $50,000 $100,001 - $500,000

Sean D. Wright	Munder Mid-Cap Core Growth Munder Small Cap Growth	$10,001 - $50,000 $1 - $10,000

Michael P. Wayton	Integrity Discovery Fund Integrity Mid-Cap Value Fund Integrity Small-Cap Value Fund	$1 - $10,000 $1 - $10,000 $10,001 - $50,000

Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.

Compliance Services

Effective July 1, 2017, the Trust’s Chief Compliance Officer (“CCO”) is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services (the “Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.

Compliance fees paid by the Funds for the last three fiscal years ended June 30 to Victory Capital under the Compliance Agreement are shown in the table below. No fees were paid under the aforementioned Compliance Agreement for the fiscal years ended June 30, 2016 and June 30, 2017.

Fund	2018 Fees Paid
INCORE Total Return Bond Fund	$997
Integrity Discovery Fund	$1,481
Integrity Mid-Cap Value Fund	$579
Integrity Small/Mid-Cap Value Fund	$734
Integrity Small-Cap Value Fund	$25,770
Munder Mid-Cap Core Growth Fund	$34,662
Munder Multi-Cap Fund	$3,668
Munder Small Cap Growth Fund	$70
S&P 500 Index Fund	$2,086
Trivalent Emerging Markets Small-Cap Fund	$74
Trivalent International Fund—Core Equity	$168
Trivalent International Small-Cap Fund	$13,745

Administrator and Fund Accountant

Victory Capital Management Inc. (“Victory Capital”) serves as administrator and fund accountant to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”). Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator to the Trust pursuant to an agreement with VCM dated July 1, 2006, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). As administrator, VCM supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, subject to the supervision of the Board.

Effective November 7, 2016, under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital renders to the Funds, the Trust, Victory Portfolios II (“VP II”) and Victory Variable Insurance Funds (“VVIF”) pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP II and VVIF: 0.08% of the first $15 billion, plus 0.05% of the next $15 billion, plus 0.04% of aggregate net assets in excess of $30 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust, VP II and VVIF reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement.

Prior to November 7, 2016, the Trust, VP II and VVIF paid Victory Capital for the administration and fund accounting services an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP II and VVIF: 0.108% of the first $8 billion, plus 0.078% of the next $2 billion, plus 0.075% of the next $2 billion, plus 0.065% of the aggregate net assets in excess of $12 billion.

Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is specifically approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement. The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, Victory Capital coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

Victory Capital also performs fund accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant. The fund accountant calculates each Fund’s NAV, the dividend and capital gain distribution, if any, and the yield. The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator and Sub-Fund Accountant.”

Fund administration and fund accounting fees paid by the Funds for the last three fiscal years ended June 30 to Victory Capital are shown in the table below.

Fund	2018 Fees Paid	2017 Fees Paid	2016 Fees Paid
INCORE Total Return Bond Fund	$58,599	$70,522	$93,569
Integrity Discovery Fund	$88,813	$94,462	$85,818
Integrity Mid-Cap Value Fund	$37,390	$23,604	$16,252
Integrity Small/Mid-Cap Value Fund	$46,712	$24,202	$19,222
Integrity Small-Cap Value Fund	$1,540,869	$1,515,560	$1,325,776
Munder Multi-Cap Fund	$263,115	$288,093	$382,951
Munder Mid-Cap Core Growth Fund	$2,294,043	$3,148,774	$4,893,973
Munder Small Cap Growth Fund	$3,983	$3,766	$3,652
S&P 500 Index Fund	$137,936	$169,163	$211,553
Trivalent Emerging Markets Small-Cap Fund	$4,270	$3,042	$3,230
Trivalent International Fund—Core Equity	$15,493	$15,288	$19,890
Trivalent International Small-Cap Fund	$865,104	$648,525	$606,150

Sub-Administrator and Sub-Fund Accountant

Citi serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006, as amended, by and between Victory Capital and Citi (the “Sub-Administration and Sub-Fund Accounting Agreement”). Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.

Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Trust, VP II and VVIF, Victory Capital pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.0235% of the first $15 billion of aggregate Trust, VP II and VVIF net assets; plus 0.015% of aggregate net assets of aggregate Trust, VP II and VVIF net assets from in excess of $15 billion to $30 billion; plus 0.01% of aggregate Trust, VP II and VVIF net assets in excess of $30 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. In addition, the Trust, VP II and VVIF reimburse Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is specifically approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement. The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT and N-Q; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.

Transfer Agent

FIS Investor Services LLC (“FIS”) located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as transfer agent for the Funds pursuant to a transfer agency agreement. Under its agreement with the Victory Funds, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.

Custodian

General. Citibank, N.A., (the “Custodian”), 388 Greenwich St., New York, New York 10013, serves as the custodian of each Fund’s assets pursuant to a Global Custodial Services Agreement dated August 5, 2008, as amended. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under its respective custody agreement.

Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets. Accordingly, the Board delegated these responsibilities to the Custodian pursuant to the Global Custodial Services Agreement. As Foreign Custody Manager, the Custodian must (a) determine that the assets of the International Funds held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, the Custodian will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. The Custodian will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.

Distributor

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the “Distribution Agreement”). The Distributor is an affiliate of the Adviser. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

The following tables reflect the total underwriting commissions earned and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the last three fiscal years ended June 30.

	Fiscal Year Ended June 30, 2018
	Underwriting Commissions	Amount Retained
INCORE Total Return Bond Fund	$2,921	$774
Integrity Discovery Fund	$35,078	$4,482
Integrity Mid-Cap Value Fund	$16,770	$2,198
Integrity Small/Mid-Cap Value Fund	$25,292	$3,204
Integrity Small-Cap Value Fund	$92,839	$12,266
Munder Multi-Cap Fund	$68,246	$8,812
Munder Mid-Cap Core Growth Fund	$108,784	$13,987
Munder Small Cap Growth Fund	$2,863	$386
S&P 500 Index Fund	$32,380	$3,601
Trivalent Emerging Markets Small-Cap Fund	$374	$49
Trivalent International Fund-Core Equity	$2,924	$351
Trivalent International Small-Cap Fund	$70,079	$9,364

	Fiscal Year Ended June 30, 2017
	Underwriting Commissions	Amount Retained
INCORE Total Return Bond Fund	$6,370	$1,794
Integrity Discovery Fund	$75,599	$9,708
Integrity Mid-Cap Value Fund	$46,288	$5,931
Integrity Small/Mid-Cap Value Fund	$55,584	$7,312
Integrity Small-Cap Value Fund	$107,945	$13,905
Munder Multi-Cap Fund	$64,079	$8,397
Munder Mid-Cap Core Growth Fund	$121,131	$15,783
Munder Small Cap Growth Fund	$2,471	$271
S&P 500 Index Fund	$31,812	$3,626
Trivalent Emerging Markets Small-Cap Fund	$1,513	$194
Trivalent International Fund-Core Equity	$5,163	$804
Trivalent International Small-Cap Fund	$61,172	$8,020

	Fiscal Year Ended June 30, 2016
	Underwriting Commissions	Amount Retained
INCORE Total Return Bond Fund	$1,224	$312
Integrity Discovery Fund	$15,490	$2,104
Integrity Mid-Cap Value Fund	$12,230	$1,581
Integrity Small/Mid-Cap Value Fund	$10,209	$1,327
Integrity Small-Cap Value Fund	$85,200	$11,287
Munder Multi-Cap Fund	$101,908	$13,300
Munder Mid-Cap Core Growth Fund	$171,240	$22,473
Munder Small Cap Growth Fund	$0	$0
S&P 500 Index Fund	$22,656	$2,552
Trivalent Emerging Markets Small-Cap Fund	$69	$9
Trivalent International Fund-Core Equity	$517	$68
Trivalent International Small-Cap Fund	$116,954	$15,158

RULE 12b-1 DISTRIBUTION AND SERVICE PLANS

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, C and R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan. Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of each Fund pays the Distributor a distribution and service fee of 0.25%. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of these Funds. In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan. Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of each Fund pays the Distributor a distribution and service fee of 1.00%.  The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s prospectus, SAI and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan. Under the Trust’s Class R Rule 12b-1 Plan, each Fund pays the Distributor a distribution and service fee of up to 0.50%. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.

Rule 12b-1 Plans. The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor and neither Plan obligates a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by each such share class of a Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund’s share class; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans have been approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

The following tables reflect the payment of Rule 12b-1 fees to the Distributor for periods after October 31, 2013 and to the Predecessor Funds’ distributor prior to that date, pursuant to the plans of distribution adopted with respect to the Fund and the Predecessor Funds pursuant to Rule 12b-1 (“Predecessor Plans”) during the most recent three fiscal years ended June 30. All such payments consisted of compensation to broker-dealers.

Class A

	Fiscal Year Ending June 30, 2018	Fiscal Year Ending June 30, 2017	Fiscal Year Ending June 30, 2016
INCORE Total Return Bond Fund	$33,866	$37,148	$41,616
Integrity Discovery Fund	$162,648	$206,971	$130,583
Integrity Mid-Cap Value Fund	$8,064	$10,593	$27,262
Integrity Small/Mid Cap Value Fund	$6,695	$3,531	$1,435
Integrity Small-Cap Value	$551,216	$553,700	$569,407
Munder Mid-Cap Core Growth Fund	$1,520,525	$2,165,807	$2,699,351
Munder Multi-Cap Fund	$906,326	$813,884	$856,405
Munder Small Cap Growth Fund	$296	$236	$118
S&P 500 Index Fund	$291,807	$287,609	$288,495
Trivalent Emerging Markets Small-Cap Fund	$2,634	$882	$744
Trivalent International Fund-Core Equity	$18,298	$12,499	$13,025
Trivalent International Small-Cap Fund	$331,295	$201,536	$207,629

Class C

	Fiscal Year Ending June 30, 2018	Fiscal Year Ending June 30, 2017	Fiscal Year Ending June 30, 2016
INCORE Total Return Bond Fund	$18,047	$27,358	$33,649
Integrity Discovery Fund	$153,055	$159,901	$146,798
Integrity Small-Cap Value	$259,446	$297,086	$275,997
Munder Mid-Cap Core Growth Fund	$1,293,154	$1,822,429	$2,200,498
Munder Multi-Cap Fund	$509,890	$672,218	$734,932
Trivalent International Fund-Core Equity	$4,076	$0	$5,984
Trivalent International Small-Cap Fund	$59,615	$53,185	$53,979

Class R

	Fiscal Year Ending June 30, 2018	Fiscal Year Ending June 30, 2017	Fiscal Year Ending June 30, 2016
Integrity Discovery Fund	$16,784	$10,135	$6,665
Integrity Small-Cap Value	$78,312	$79,542	$67,303
Munder Mid-Cap Core Growth Fund	$149,548	$186,360	$230,406
Munder Multi-Cap Fund	$2,548	$5,107	$5,008
S&P 500 Index Fund	$84,002	$73,570	$67,266

Line of Credit. The Funds in the Victory Funds Complex participate in a short-term, demand note line of credit agreement with the Custodian. Under the agreement with the Custodian as of July 27, 2018, the Funds in the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund, another series of the Trust, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The Custodian receives an annual commitment fee of 0.15%. Each Fund in the Victory Funds Complex pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Securities Lending

The Trust has entered into a Master Securities Lending Agreement (“MSLA”) with Citibank, N.A. (“Citi”) whereby Citi serves as the Funds’ lending agent and facilitates the Funds’ lending program. Under the terms of the MSLA, each Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount at least equal to the maintenance requirements (e.g. 102% of the value of U.S. equity securities loaned or 105% of the value of non-U.S. securities loaned), marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The Funds earn interest or dividends on the securities loaned and may also earn a return from the collateral.

The Funds pay various fees in connection with the investment of cash collateral. The Funds pay Citi fees based on the investment income received from securities lending activities.  In its role as securities lending agent, Citi (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Funds’ securities lending program.

The following reflects the dollar amounts of income and fees/compensation related to the Funds’ securities lending activities during the Funds’ fiscal year ended June 30, 2018:

Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Victory INCORE Total Return Bond Fund	$3,223	$501	$501	$2,722
Victory Integrity Discovery Fund	$221,479	$29,520	$29,520	$191,959
Victory Integrity Mid-Cap Value Fund	$14,698	$2,209	$2,209	$12,489

Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Victory Integrity Small/Mid-Cap Value Fund	$21,404	$3,242	$3,242	$18,162
Victory Integrity Small-Cap Value Fund	$1,858,843	$283,774	$283,774	$1,575,069
Victory Munder Mid-Cap Core Growth Fund	$103,990	$16,701	$16,701	$87,289
Victory Munder Multi-Cap Fund	$37,129	$5,427	$5,427	$31,702
Victory Munder Small Cap Growth Fund	$7,893	$1,235	$1,235	$6,658
Victory S&P 500 Index Fund	$9,195	$1,438	$1,438	$7,757
Victory Trivalent Emerging Markets Small-Cap Fund	$6,280	$951	$951	$5,329
Victory Trivalent International Fund – Core Equity	$5,164	$743	$743	$4,421
Victory Trivalent International Small-Cap Fund	$742,740	$102,782	$102,782	$639,958

Code of Ethics

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (1) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (2) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (3) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy. The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the

Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•                  the effect of the proposal on the underlying value of the securities

•                  the effect on marketability of the securities

•                  the effect of the proposal on future prospects of the issuer

•                  the composition and effectiveness of the issuer’s board of directors

•                  the issuer’s corporate governance practices

•                  the quality of communications from the issuer to its shareholders

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•                  The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•                  The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

•                  The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•                  The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•                  The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•                  The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•                  The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•                  The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•                  The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•                  The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.

Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids. Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers. Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In purchasing and selling each Fund’s portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds. It is not the Adviser’s practice to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause a Fund to pay broker-dealers that provide brokerage and research services a commission rate that exceeds the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund or to its other clients.  The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing,  or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The brokerage and research services are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received and continually reviews the quality of execution it receives from and the commission rates charged by the brokers it uses to carry out trades for its clients. The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                      Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                      Allocation of all orders in a timely and efficient manner.

In some cases, aggregating trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

The table below provides the dollar amount of brokerage commissions paid by each Fund for the last three fiscal years ended June 30, all of which were paid to entities that are not affiliated with the Funds, the Adviser or the Distributor:

	Fiscal year ended June 30, 2018	Fiscal year ended June 30, 2017	Fiscal year ended June 30, 2016
INCORE Total Return Bond Fund	$4,341	$778	$6,058
Integrity Discovery Fund	$306,506	$499,963	$277,342
Integrity Mid-Cap Value Fund	$100,455	$76,197	$41,843
Integrity Small/Mid-Cap Value Fund	$182,220	$86,247	$49,500
Integrity Small-Cap Value Fund	$4,991,575	$4,388,626	$3,373,248
Munder Multi-Cap Fund	$618,331	$565,271	$659,095
Munder Mid-Cap Core Growth Fund	$1,582,773	$2,690,617	$2,944,798
Munder Small Cap Growth Fund	$9,638	$9,221	$5,599
S&P 500 Index Fund	$7,050	$8,361	$14,110
Trivalent Emerging Markets Small-Cap Fund	$15,855	$8,206	$8,019
Trivalent International Fund-Core Equity	$26,562	$37,805	$34,491
Trivalent International Small-Cap Fund	$2,128,121	$1,059,478	$1,310,316

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be completed in accordance with procedures approved by the Board. The percentage of trades executed through an affiliated broker-dealer for a Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

No payments were made to any affiliated brokers by any Fund during the last three fiscal years.

Allocation of Brokerage in Connection with Research Services. During the last fiscal year ended June 30, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of certain Funds to brokers because of research services provided. The following table indicates the Funds that entered into these transactions, the amount of these transactions and related commissions paid during this period. These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services. They do not include transactions and commissions involving brokers that provide proprietary research.

Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
INCORE Total Return Bond Fund	$5,768,687	$910
Integrity Discovery Fund	$51,708,100	$87,684
Integrity Mid-Cap Value Fund	$33,668,414	$30,204
Integrity Small Mid-Cap Value Fund	$81,985,365	$66,010
Integrity Small-Cap Value Fund	$1,370,264,944	$1,742,687
Munder Mid-Cap Core Growth Fund	$3,931,090,079	$1,332,802
Munder Multi-Cap Fund	$839,498,676	$452,736
Munder Small Cap Growth Fund	$7,374,881	$9,638
S&P 500 Index Fund	$0	$0
Trivalent Emerging Markets Small-Cap Fund	$8,108,313	$7,614
Trivalent International Fund — Core Equity	$11,997,454	$9,965
Trivalent International Small-Cap Fund	$1,399,850,029	$1,330,742

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year. The following table identifies, for each applicable Fund, those brokers or dealers, the type of security and the value of the Fund’s aggregate holdings of the securities of each such issuer as of June 30, 2018.

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000)
Integrity Mid-Cap Value	Raymond James Financial Inc.	Equity	676
Integrity Small/Mid-Cap Value	Raymond James Financial Inc.	Equity	881
Munder Multi-Cap	Bank of America Corp.	Equity	7,195
Munder Multi-Cap	JP Morgan Chase & Co.	Equity	6,495
S&P 500 Index	Bank of America Corp.	Equity	2,656
S&P 500 Index	The Goldman Sachs Group, Inc.	Equity	767
S&P 500 Index	Citigroup, Inc.	Equity	1,694
S&P 500 Index	Jefferies Financial Group, Inc.	Equity	71
S&P 500 Index	JP Morgan Chase & Co.	Equity	3,522
S&P 500 Index	Morgan Stanley	Equity	644
S&P 500 Index	Raymond James Financial Inc.	Equity	114
Trivalent International Fund—Core Equity	HSBC Holdings PLC	Equity	161
INCORE Total Return Bond	Bank of America Corp.	Debt	752
INCORE Total Return Bond	Citigroup Inc.	Debt	680
INCORE Total Return Bond	The Goldman Sachs Group, Inc.	Debt	521
INCORE Total Return Bond	JP Morgan Chase & Co.	Debt	1,227
INCORE Total Return Bond	Morgan Stanley	Debt	811
INCORE Total Return Bond	Credit Suisse	Debt	156

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectus are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A high rate of portfolio turnover (over 100%) will generally involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The following table shows the portfolio turnover rates for each Fund for the last two fiscal years ended June 30:

Fund	2018	2017
INCORE Total Return Bond*	110%	210%
Integrity Discovery	45%	110%**
Integrity Mid-Cap Value	73%	68%
Integrity Small-Cap Value	70%	58%
Integrity Small/Mid-Cap Value	77%	65%
Munder Multi-Cap	123%	109%
Munder Mid-Cap Core Growth	50%	55%
Munder Small Cap Growth	62%	56%
S&P 500 Index	2%	4%
Trivalent Emerging Markets Small-Cap	93%	81%
Trivalent International Fund - Core Equity	51%	91%
Trivalent International Small-Cap	62%	55%

*Excluding mortgage dollar roll transactions, the INCORE Total Return Bond Fund’s portfolio turnover ratios for the fiscal year ended June 30, 2017 and June 30, 2018 were 57% and 103%, respectively.

**The increase in portfolio turnover for the fiscal year ended June 30, 2017 was a result of the higher inflows and outflows during the year.

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Fund declares and pays capital gains annually. The Bond Fund declares and pays dividends monthly. The S&P 500 Index Fund declares and pays dividends quarterly. Each of the Integrity Discovery Fund, Integrity Mid-Cap Value Fund, Integrity Small/Mid-Cap Value Fund, Integrity Small-Cap Value Fund, Munder Multi-Cap Fund, Munder Small Cap Growth, Munder Mid-Cap Core Growth Fund and International Funds declare and pay dividends annually.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Information set forth in the Prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of  long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

Under the Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a Fund must meet certain diversification requirements (among other requirements) as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a Fund’s assets can be invested, including through corporations in which the fund owns 20% or more voting stock interest, in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses, or of one or more publicly traded partnerships. In addition, at least 50% of the market value of the Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried. Any such net capital losses are utilized before net capital losses arising in years beginning on or before December 22, 2010. As explained below, however, such carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs. The Funds will use their best efforts to avoid having an ownership change with respect to any Fund that has capital loss carryforwards. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that such a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

The following table summarizes the approximate capital loss carryforwards for the applicable Funds, as of June 30, 2018. The capital loss carryover amounts for each Fund shown include amounts that may expire in the year 2018 or later.

Fund	Approximate Capital Loss Carryforward ($000)	Year of Expiration
Trivalent International Fund-Core Equity*	$989	2019

*The amount of these losses that may be utilized are limited as a result of a Fund ownership change.

The following table summarizes the capital loss carryforwards not subject to expiration for the applicable Funds as of June 30, 2018 (in thousands).

Fund	Short- Term Amount ($000)	Long- Term Amount ($000)	Total ($000)
INCORE Total Return Bond Fund	$790	$3,468	$4,258

Trivalent International Fund-Core Equity*	$2,476	$0	$2,476

The following table summarizes the capital loss carryforwards not subject to expiration that are limited as a result of a change in Fund ownership during the year and in prior years (in thousands).

Fund	Short- Term Amount ($000)	Long- Term Amount ($000)	Total ($000)
Trivalent International Fund — Core Equity*	$746	$0	$746

* The amount of these losses that may be utilized are limited as a result of an ownership change.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Income from options on individual securities written by a Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

Certain Funds may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC (as defined below) mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election). In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Furthermore, under proposed Treasury regulations, a Fund’s income inclusion from a PFIC for which it has made a QEF election would not be considered qualifying income for purposes of the gross income test for qualification as a regulated investment company except to the extent the PFIC distributes such income to the Fund in the same taxable year. Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 50% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 50% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 50% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions none of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax (with certain limitations).

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares

For all the Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and capital gains retained by a Fund.

U.S. withholding tax generally does not apply to amounts designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Under the “Foreign Account Tax Compliance Act” and existing guidance thereunder, commonly known as “FATCA,” a 30% withholding tax on dividends paid by the Fund, and, on or after January 1, 2019, on certain capital gains distributions and gross proceeds from the sale or other disposition of shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Funds will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Cost Basis Reporting

A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

The Tax Cuts and Jobs Act of 2017

The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) was signed into law on December 22, 2017. The 2017 Tax Act makes significant changes to the U.S. federal income tax rules for the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are minor changes to the rules directly applying to the taxation of regulated investment companies such as the Fund. Moreover, the 2017 Tax Act makes numerous other large and small changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Fund. Prospective investors should consult their tax advisers regarding the implications of the 2017 Tax Act on their investment in the Fund.

Effect of Future Legislation, Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Delaware statutory trust. The Trust’s Trust Instrument, dated December 6, 1995, as amended and restated as of March 27, 2000, as further amended August 19, 2015 (“Trust Instrument”) authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value $0.001 per share. The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Trust is currently authorized to offer Class A, C, I, R, R6 and Y shares of the Funds.  A Fund may not offer all such share classes.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Each share class of a Fund represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) each class of shares may be subject to different (or no) sales loads; (2) each class of shares may bear different (or no) distribution fees; (3) each class of shares may have different shareholder features, such as minimum investment amounts; (4) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares, and (5) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders of record for at least six months and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; (c) restructuring the Fund into a “master/feeder” structure, in which the Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (June 30th and December 31st, respectively) and are available on the Fund’s website, VictoryFunds.com. The Funds also file their complete portfolio holdings as of the end of its first and third fiscal quarters (September 30th and March 31st, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

In addition, the Funds disclose their complete portfolio holdings as of the quarter-end on the Funds’ website no earlier than the 15th day following the end of the calendar quarter. The Funds may also publish other information on the Funds’ website relating to its portfolio holdings (e.g., top ten holdings) on a monthly basis no earlier than the 10th day following the end of the month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily
Distributor	Victory Capital Advisers, Inc.	Daily
Custodian	Citibank, N.A.	Daily
Fund Accountant	Citi Fund Services Ohio, Inc.	Daily
Financial Data Service	FactSet Research Systems, Inc.	Daily
Independent Registered Public Accounting Firm	Ernst & Young LLP

Annual Reporting Period: within 15 business days of end of reporting period.
Semiannual Reporting Period: within 31 business days of end of reporting period.
Rule 17f-2 Audit: twice annually without prior notice to the Funds

Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Shearman & Sterling LLP	Up to 30 days before filing with the SEC
Ratings Agency	Lipper	Quarterly, no sooner than 15 calendar days after the end of the previous quarter
Ratings Agency	Morningstar	Quarterly, no sooner than 15 calendar days after the end of the previous quarter
Financial Data Service	Bloomberg L.P.	Quarterly, no sooner than 15 calendar days after the end of the previous quarter

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Principal Holders of Fund Shares

As of October 1, 2018, the following shareholders owned 5% or more of a particular share class of the indicated Funds.  Each shareholder that beneficially owns more than 25% of the voting securities of a Fund may be deemed a control person of that class of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote.  Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

Fund	Name and Address	% of Class Outstanding
Victory INCORE Total Return Bond Fund – Class A	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	16.95%

Victory INCORE Total Return Bond Fund – Class A	Edward D. Jones & Co., L.P. 12555 Manchester Rd. Saint Louis, MO 63131-3729	11.28%

Victory INCORE Total Return Bond Fund – Class A	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	8.86%

Victory INCORE Total Return Bond Fund – Class A	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	5.63%

Victory INCORE Total Return Bond Fund – Class C	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	39.22%

Victory INCORE Total Return Bond Fund – Class C	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	14.12%

Victory INCORE Total Return Bond Fund – Class C	Edward D. Jones & Co., L.P. 12555 Manchester Rd. Saint Louis, MO 63131-3729	11.80%

Victory INCORE Total Return Bond Fund – Class C	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	8.08%

Victory INCORE Total Return Bond Fund – Class C	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	5.42%

Victory INCORE Total Return Bond Fund – Class R6	Comerica Bank FBO Dingle PO Box 75000 Mail Code 3446 Detroit, MI 48275	72.15%

Victory INCORE Total Return Bond Fund – Class R6	Gerlach Co LLC 3800 Citigroup Cente4r B3-14 Tampa, FL 33610	17.85%

Victory INCORE Total Return Bond Fund – Class R6	Matrix Trust Company as Trustee Victory Capital Management Inc. PO Box 52129 Phoenix, AZ 85072-2129	10.00%

Victory INCORE Total Return Bond Fund – Class Y	Comerica Bank FBO Dingle PO Box 75000 Mail Code 3446 Detroit, MI 48275	45.81%

Victory INCORE Total Return Bond Fund – Class Y	Capinco C/O US Bank N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212	26.85%

Victory INCORE Total Return Bond Fund – Class Y	Comerica Bank FBO Calhoun PO Box 75000 Mail Code 3446 Detroit, MI 48275	17.19%

Victory Integrity Discovery Fund – Class A	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.36%

Victory Integrity Discovery Fund – Class A	Pershing LLC One Pershing Plaza Product Support 14th Fl. Jersey City, NJ 07399	13.05%

Victory Integrity Discovery Fund – Class A	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	10.09%

Victory Integrity Discovery Fund – Class A	Merrill Lynch , Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	9.36%

Victory Integrity Discovery Fund – Class A	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	6.37%

Victory Integrity Discovery Fund – Class A	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	5.52%

Victory Integrity Discovery Fund – Class C	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	21.82%

Victory Integrity Discovery Fund – Class C	Wells Fargo Clearing Services, LLC Mailcode: MO3970	17.01%

	1 North Jefferson Avenue St. Louis, MO 63103

Victory Integrity Discovery Fund – Class C	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	13.43%

Victory Integrity Discovery Fund – Class C	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	9.71%

Victory Integrity Discovery Fund – Class C	Merrill Lynch , Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	8.46%

Victory Integrity Discovery Fund – Class C	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.89%

Victory Integrity Discovery Fund – Class R	Ascensus Trust Company Wholesale Supplies Plus Com Inc. PO Box 10758 Fargo, ND 58106-7580	29.90%

Victory Integrity Discovery Fund – Class R	Merrill Lynch , Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	23.48%

Victory Integrity Discovery Fund – Class R	Mid Atlantic Trust Company FBO Bohnert Equipment Co. Inc. 401K 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	10.69%

Victory Integrity Discovery Fund – Class R	Matrix Trust Company, Cust. FBO Lamar State College-Orange 403 B 717 17th Street, Suite 1300 Denver, CO 80202	8.02%

Victory Integrity Discovery Fund – Class R	Reliance Trust Co. Custodian MassMutual Registered Product PO Box 28004 Atlanta, GA 30358	6.30%

Victory Integrity Discovery Fund – Class Y	Merrill Lynch , Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	15.96%

Victory Integrity Discovery Fund – Class Y	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	13.19%

Victory Integrity Discovery Fund – Class Y	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	11.69%

Victory Integrity Discovery Fund – Class Y	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	11.01%

Victory Integrity Discovery Fund – Class Y	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	10.54%

Victory Integrity Discovery Fund – Class Y	Vanguard Fiduciary Trust Co. Munder Funds 400 Devon Park Drive Wayne, PA 19087-1816	10.27%

Victory Integrity Discovery Fund – Class Y	Matrix Trust Company as Trustee Victory Capital Management Inc. PO Box 52129 Phoenix, AZ 85072-2129	5.66%

Victory Integrity Mid-Cap Value Fund – Class A	Edward D. Jones & Co., L.P. 12555 Manchester Rd. Saint Louis, MO 63131-3729	50.56%

Victory Integrity Mid-Cap Value Fund – Class A	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	19.31%

Victory Integrity Mid-Cap Value Fund – Class A	Ascensus Trust Company Wholesale Supplies Plus Com Inc. PO Box 10758 Fargo, ND 58106-7580	7.08%

Victory Integrity Mid-Cap Value Fund – Class A	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	5.14%

Victory Integrity Mid-Cap Value Fund – Class R6	Edward D. Jones & Co., L.P. 12555 Manchester Rd. Saint Louis, MO 63131-3729	87.0%

Victory Integrity Mid-Cap Value Fund – Class Y	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	83.29%

Victory Integrity Mid-Cap Value Fund – Class Y	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.58%

Victory Integrity Small Mid-Cap Value Fund – Class A	Edward D. Jones & Co., L.P. 12555 Manchester Rd. Saint Louis, MO 63131-3729	87.02%

Victory Integrity Small Mid-Cap Value Fund – Class R6	Edward D. Jones & Co., L.P. 12555 Manchester Rd. Saint Louis, MO 63131-3729	71.08%

Victory Integrity Small Mid-Cap Value Fund – Class R6	Northern Trust Co. FBO St. Louis Fir PO Box 92956 Chicago, IL 60675	21.29%

Victory Integrity Small Mid-Cap Value Fund – Class Y	SEI Private Trust Company C/O Edward Jones Trust co. ID839 One Freedom Valley Drive Oaks, PA 19456	32.94%

Victory Integrity Small Mid-Cap Value Fund – Class Y	MAC Co., Mutual Fund Ops. 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	27.74%

Victory Integrity Small Mid-Cap Value Fund – Class Y	Vanguard Fiduciary Trust Co. Munder Funds 400 Devon Park Drive Wayne, PA 19087-1816	23.70%

Victory Integrity Small Mid-Cap Value Fund – Class Y	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	7.06%

Victory Integrity Small Mid-Cap Value Fund – Class Y	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	5.32%

Victory Integrity Small-Cap Value Fund – Class A	Merrill Lynch , Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	20.64%

Victory Integrity Small-Cap Value Fund – Class A	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	11.61%

Victory Integrity Small-Cap Value Fund – Class A	John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02090	9.81%

Victory Integrity Small-Cap Value Fund – Class A	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.11%

Victory Integrity Small-Cap Value Fund – Class C	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	25.79%

Victory Integrity Small-Cap Value Fund – Class C	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	18.51%

Victory Integrity Small-Cap Value Fund – Class C	Edward D. Jones & Co., L.P. 12555 Manchester Rd. Saint Louis, MO 63131-3729	15.94%

Victory Integrity Small-Cap Value Fund – Class C	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	5.90%

Victory Integrity Small-Cap Value Fund – Class C	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.78%

Victory Integrity Small-Cap Value Fund – Class C	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	5.15%

Victory Integrity Small-Cap Value Fund – Class R	State Street Bank and Trust as Trustee FBO ADP Access Product 1 Lincoln Street Boston, MA 02110	33.37%

Victory Integrity Small-Cap Value Fund – Class R	Merrill Lynch , Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	26.99%

Victory Integrity Small-Cap Value Fund – Class R	Massachusetts Mutual Life, Ins. Co. 1295 State Street, MIP M200 Invst. Springfield, MA 01111	10.74%

Victory Integrity Small-Cap Value Fund – Class R	Reliance Trust Co., Custodian MassMutual Registered Product PO Box 28004 Atlanta, GA 30358	10.44%

Victory Integrity Small-Cap Value Fund – Class R	Principal Securities, Inc. C/O Pen Trade Ops N-004 PO Box 14597 Des Moines, IA 50306	5.61%

Victory Integrity Small-Cap Value Fund – Class R6	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	26.63%

Victory Integrity Small-Cap Value Fund – Class R6	Edward D. Jones & Co., L.P. 12555 Manchester Rd. Saint Louis, MO 63131-3729	26.23%

Victory Integrity Small-Cap Value Fund – Class R6	Vanguard Fiduciary Trust Co. Munder Funds 400 Devon Park Drive Wayne, PA 19087-1816	8.50%

Victory Integrity Small-Cap Value Fund – Class R6	Great-West Trust Co. LLC Trustee Great West IRA Advantage C/O Fascore LLC 8515 E Orchard Road 2T2 Greenwood Village, CO 80111	6.85%

Victory Integrity Small-Cap Value Fund – Class R6	Wells Fargo Bank N.A. Various Retirement Plans Mail Code NC1151 1525 West W.T. Harris Blvd. Charlotte, NC 28262-1151	5.70%

Victory Integrity Small-Cap Value Fund – Class Y	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	26.46%

Victory Integrity Small-Cap Value Fund – Class Y	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	23.59%

Victory Integrity Small-Cap Value Fund – Class Y	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.73%

Victory Munder Mid-Cap Core Growth Fund – Class A	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	20.68%

Victory Munder Mid-Cap Core Growth Fund – Class A	Merrill Lynch , Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	10.29%

Victory Munder Mid-Cap Core Growth Fund – Class A	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.94%

Victory Munder Mid-Cap Core Growth Fund – Class A	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	7.96%

Victory Munder Mid-Cap Core Growth Fund – Class A	Great-West Trust Co. LLC Trust Retirement Plans 8515 E Orchard Road 2T2 Greenwood Village, CO 80111	5.54%

Victory Munder Mid-Cap Core Growth Fund – Class A	Raymond James & Associates, Inc. 880 Carillon Parkway	5.27%

	St. Petersburg, FL 33733-2749

Victory Munder Mid-Cap Core Growth Fund – Class C	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	17.00%

Victory Munder Mid-Cap Core Growth Fund – Class C	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.91%

Victory Munder Mid-Cap Core Growth Fund – Class C	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	14.20%

Victory Munder Mid-Cap Core Growth Fund – Class C	Merrill Lynch , Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	7.91%

Victory Munder Mid-Cap Core Growth Fund – Class C	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	7.54%

Victory Munder Mid-Cap Core Growth Fund – Class C	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	7.34%

Victory Munder Mid-Cap Core Growth Fund – Class C	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	6.69%

Victory Munder Mid-Cap Core Growth Fund – Class C	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	6.23%

Victory Munder Mid-Cap Core Growth Fund – Class R	Hartford Life Insurance Company Separate Account PO Box 2999 Hartford, CT 06104	20.75%

Victory Munder Mid-Cap Core Growth Fund – Class R	Reliance Trust Company MassMutual DMF PO Box 28004 Atlanta, GA30358	14.44%

Victory Munder Mid-Cap Core Growth Fund – Class R	Matrix Trust Company, Cust. FBO Golden West Technology Inc. 717 17th Street, Suite 1300 Denver, CO 80202	13.16%

Victory Munder Mid-Cap Core Growth Fund – Class R	Delaware Charter GTY Trust Thomas Perino Reg. IRA	8.81%

	41 Lindron Avenue, PO Box 8963 Wilmington, DE 19899

Victory Munder Mid-Cap Core Growth Fund – Class R	State Street Bank ADP MSDW 401K Product 1 Lincoln Street Boston, MA 02110	8.20%

Victory Munder Mid-Cap Core Growth Fund – Class R	Mid Atlantic Trust Company Palmer Capital Inc. 401K 1251 Waterfront Pl. Suite 525 Pittsburgh, PA 15222	7.03%

Victory Munder Mid-Cap Core Growth Fund – Class R6	Edward D. Jones & Co., L.P. 12555 Manchester Rd. Saint Louis, MO 63131-3729	40.93%

Victory Munder Mid-Cap Core Growth Fund – Class R6	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	21.00%

Victory Munder Mid-Cap Core Growth Fund – Class R6	Voya Retirement Insurance Annuity Co. 151 Farmington Avenue Hartford, CT 06156	6.31%

Victory Munder Mid-Cap Core Growth Fund – Class R6	Great-West Trust Co. LLC Trust 8515 E Orchard Road 2T2 Retirement Plans Greenwood Village, CO 80111	5.57%

Victory Munder Mid-Cap Core Growth Fund – Class R6	Vanguard Fiduciary Trust Co. Munder Funds 400 Devon Park Drive Wayne, PA 19087-1816	5.28%

Victory Munder Mid-Cap Core Growth Fund – Class Y	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	19.59%

Victory Munder Mid-Cap Core Growth Fund – Class Y	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	18.14%

Victory Munder Mid-Cap Core Growth Fund – Class Y	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.14%

Victory Munder Mid-Cap Core Growth Fund – Class Y	TEXA AVERS 401K Employee Retirement, System of Texas 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111	6.02%

Victory Munder Multi-Cap Fund – Class A	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	11.94%

Victory Munder Multi-Cap Fund – Class A	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	10.88%

Victory Munder Multi-Cap Fund – Class A	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	9.36%

Victory Munder Multi-Cap Fund – Class A	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.95%

Victory Munder Multi-Cap Fund – Class A	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	7.74%

Victory Munder Multi-Cap Fund – Class A	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	5.14%

Victory Munder Multi-Cap Fund – Class C	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.22%

Victory Munder Multi-Cap Fund – Class C	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	7.92%

Victory Munder Multi-Cap Fund – Class C	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	7.22%

Victory Munder Multi-Cap Fund – Class C	Merrill Lynch, Pierce, Fenner & Smith Benefit of Mrs. Gertrude Felder 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	5.97%

Victory Munder Multi-Cap Fund – Class C	National Financial Services LLC Newport Office Center III 5th Floor L P Martin and Co. Basic 499 Washington Blvd. Jersey City, NJ 07310	5.27%

Victory Munder Multi-Cap Fund – Class R	Ascensus Trust Company Snubco USA 401K PO Box 10758 Fargo, ND 58106-7580	59.50%

Victory Munder Multi-Cap Fund – Class R	Matrix Trust Company, Cust. Golden West Technology Inc. 717 17th Street, Suite 1300 Denver, CO 80202	36.38%

Victory Munder Multi-Cap Fund – Class Y	Merrill Lynch, Pierce, Fenner & Smith Benefit of Mrs. Gertrude Felder 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	19.31%

Victory Munder Multi-Cap Fund – Class Y	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	13.55%

Victory Munder Multi-Cap Fund – Class Y	Comerica Bank FBO Dingle PO Box 75000 Mail Code 3446 Detroit, MI 48275	11.08%

Victory Munder Multi-Cap Fund – Class Y	Comerica Bank FBO Calhoun PO Box 75000 Mail Code 3446 Detroit, MI 48275	7.64%

Victory Munder Multi-Cap Fund – Class Y	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	5.99%

Victory Munder Multi-Cap Fund – Class Y	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	5.56%

Victory Munder Small Cap Growth Fund – Class A	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	41.59%

Victory Munder Small Cap Growth Fund – Class A	Matrix Trust Company as Trustee Victory Capital Management Inc. PO Box 52129 Phoenix, AZ 85072-2129	38.50%

Victory Munder Small Cap Growth Fund – Class A	KBL Management LLC 401K PSP Raphael Lipschitz 1214 Cortel You Rd. Brooklyn, NY 11218	10.31%

Victory Munder Small Cap Growth Fund – Class A	Mary E. Moran, IRA 7030 Sweetland Rd. Derby, NY 14047	5.94%

Victory Munder Small Cap Growth Fund – Class I	Tony Y. Dong Tony Y. Dong Living Trust 2937 Turtle Pond Ct. Bloomfield Hills, MI 48302	51.36%

Victory Munder Small Cap Growth Fund – Class I	Brian S. Matuszak 5205 Longmeadow Rd. Bloomfield Hills, MI 48304	36.23%

Victory Munder Small Cap Growth Fund – Class I	RJJL LLC, Richard DeMartini 667 Madison Avenue, Floor #10 New York, NY 10065	8.26%

Victory Munder Small Cap Growth Fund – Class Y	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	10.39%

Victory Munder Small Cap Growth Fund – Class Y	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	7.75%

Victory Munder Small Cap Growth Fund – Class Y	Matrix Trust Company as Trustee Victory Capital Management Inc. PO Box 52129 Phoenix, AZ 85072-2129	5.63%

Victory S&P 500 Index Fund – Class A	Matrix Trust Company as Trustee Solberg Law Firm 401K PO Box 52129 Phoenix, AZ 85072-2129	12.27%

Victory S&P 500 Index Fund – Class A	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	10.23%

Victory S&P 500 Index Fund – Class A	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	9.99%

Victory S&P 500 Index Fund – Class A	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	8.18%

Victory S&P 500 Index Fund – Class A	Reliance Trust Company MassMutual DMF PO Box 28004 Atlanta, GA 30358	7.12%

Victory S&P 500 Index Fund – Class A	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	6.91%

Victory S&P 500 Index Fund – Class A	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	5.02%

Victory S&P 500 Index Fund – Class R	Matrix Trust Company as Trustee Solberg Law Firm 401K PO Box 52129 Phoenix, AZ 85072-2129	25.58%

Victory S&P 500 Index Fund – Class R	Mid Atlantic Trust Company Beneco Inc. IRA 1251 Waterfront Pl., Suite 525 Pittsburgh, PA 15222	24.33%

Victory S&P 500 Index Fund – Class R	Reliance Trust Company Joel Olson PO Box 28004 Atlanta, GA 30358	14.25%

Victory S&P 500 Index Fund – Class R	Ascensus Trust Company Webster Hoff 401K PO Box 10758 Fargo, ND 58106-7580	12.22%

Victory S&P 500 Index Fund – Class R	FIIOC Oneida Medical Associates PLLC 401K Plan 100 Magellan Way KWIC Covington, KY 41015	5.19%

Victory S&P 500 Index Fund – Class Y	Comerica Bank FBO Dingle PO Box 75000 Mail Code 3446 Detroit, MI 48275	34.32%

Victory S&P 500 Index Fund – Class Y	Patterson and Co. FBO Wells Fargo Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288	13.95%

Victory S&P 500 Index Fund – Class Y	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	10.47%

Victory S&P 500 Index Fund – Class Y	Self-Trusteed FBO FRHAM Safety Products Inc. Profit Sh 171 Grayson Road Rock Hill, SC 29732	7.90%

Victory S&P 500 Index Fund – Class Y	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	5.18%

Victory Trivalent Emerging Markets Small-Cap – Class A	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	55.80%

Victory Trivalent Emerging Markets Small-Cap – Class A	Donaldson Lufkin Jenrette Securities Corp., Fuzere Marital Trust	14.46%

	PO Box 2052 Jersey City, NJ 07303

Victory Trivalent Emerging Markets Small-Cap – Class A	Victory Capital Management Inc. C/O Cathy Savvas Controller 4900 Tiedeman Road, 4th Floor Brooklyn, OH 44144	10.52%

Victory Trivalent Emerging Markets Small-Cap – Class Y	Victory Capital Management Inc. C/O Cathy Savvas Controller 4900 Tiedeman Road, 4th Floor Brooklyn, OH 44144	47.34%

Victory Trivalent Emerging Markets Small-Cap – Class Y	Gerlach Co LLC, CitiBank Open WE1, 3800 Citigroup Cente4r B3-14 Tampa, FL 33610	35.02%

Victory Trivalent Emerging Markets Small-Cap – Class Y	Tony Y. Dong, Tony Y Dong Living Trust 2937 Turtle Pond Ct. Bloomfield Hills, MI 48302	5.38%

Victory Trivalent International Fund – Core Equity - Class A	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	16.02%

Victory Trivalent International Fund – Core Equity - Class A	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	12.33%

Victory Trivalent International Fund – Core Equity - Class A	Donaldson Lufkin Jenrette Securities Corp., Fuzere Marital Trust PO Box 2052 Jersey City, NJ 07303	10.29%

Victory Trivalent International Fund – Core Equity - Class A	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	6.43%

Victory Trivalent International Fund – Core Equity - Class A	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	6.42%

Victory Trivalent International Fund – Core Equity - Class A	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	5.51%

Victory Trivalent International Fund – Core Equity - Class C	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	16.63%

Victory Trivalent International Fund – Core Equity - Class C	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2	13.26%

	Jacksonville, FL 32246-6484

Victory Trivalent International Fund – Core Equity - Class C	Donaldson Lufkin Jenrette Securities Corp., Fuzere Marital Trust PO Box 2052 Jersey City, NJ 07303	11.77%

Victory Trivalent International Fund – Core Equity - Class C	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.30%

Victory Trivalent International Fund – Core Equity - Class C	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	7.17%

Victory Trivalent International Fund – Core Equity - Class C	Eudora J. Crawford Trust 12211 NW Highland Terrace Kansas City, MO 64152	5.91%

Victory Trivalent International Fund – Core Equity - Class I	Comerica Bank FBO Dingle PO Box 75000 Mail Code 3446 Detroit, MI 48275	78.15%

Victory Trivalent International Fund – Core Equity - Class I	Victory Capital Management Inc. C/O Cathy Savvas Controller 4900 Tiedeman Road, 4th Floor Brooklyn, OH 44144	7.96%

Victory Trivalent International Fund – Core Equity - Class I	Great-West Trust Co. LLC Trust Recordkeeping for Various Benefit P C/O Mutual Fund Trading 8525 E Orchard Road 2T2 Greenwood Village, CO 80111	5.05%

Victory Trivalent International Fund – Core Equity - Class R6	Comerica Bank FBO Dingle PO Box 75000 Mail Code 3446 Detroit, MI 48275	61.61%

Victory Trivalent International Fund – Core Equity - Class R6	Victory Capital Management Inc. C/O Cathy Savvas Controller 4900 Tiedeman Road, 4th Floor Brooklyn, OH 44144	30.62%

Victory Trivalent International Fund – Core Equity - Class R6	Wells Fargo Bank N.A. Various Retirement Plans 1525 West W.T. Harris Blvd. Charlotte, NC 28262-1151	7.77%

Victory Trivalent International Fund – Core Equity - Class Y	Comerica Bank FBO Dingle PO Box 75000 Mail Code 3446 Detroit, MI 48275	40.42%

Victory Trivalent International Fund – Core Equity - Class Y	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	23.04%

Victory Trivalent International Fund – Core Equity - Class Y	Fiduciary Trust Company International 280 Park Avenue New York, NY 10017	10.16%

Victory Trivalent International Fund – Core Equity - Class Y	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	5.88%

Victory Trivalent International Fund – Core Equity - Class Y	Comerica Bank FBO Calhoun PO Box 75000 Mail Code 3446 Detroit, MI 48275	5.81%

Victory Trivalent International Small-Cap – Class A	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	14.36%

Victory Trivalent International Small-Cap – Class A	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.67%

Victory Trivalent International Small-Cap – Class A	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	5.05%

Victory Trivalent International Small-Cap – Class C	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	18.10%

Victory Trivalent International Small-Cap – Class C	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	16.82%

Victory Trivalent International Small-Cap – Class C	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	14.89%

Victory Trivalent International Small-Cap – Class C	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	11.87%

Victory Trivalent International Small-Cap – Class C	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	9.86%

Victory Trivalent International Small-Cap – Class C	Donaldson Lufkin Jenrette Securities Corp., Fuzere Marital Trust PO Box 2052 Jersey City, NJ 07303	8.87%

Victory Trivalent International Small-Cap – Class C	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	7.59%

Victory Trivalent International Small-Cap – Class C	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	5.56%

Victory Trivalent International Small-Cap – Class I	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	31.74%

Victory Trivalent International Small-Cap – Class I	Factory Mutual Insurance Company 255 Wyman Street Waltham, MA 02451	25.58%

Victory Trivalent International Small-Cap – Class I	Band & Co. C/O US Bank N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212	13.34%

Victory Trivalent International Small-Cap – Class R6	SEI Private Trust Company C/O GWP US Advisors One Freedom Valley Drive Oaks, PA 19456	14.49%

Victory Trivalent International Small-Cap – Class R6	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	14.20%

Victory Trivalent International Small-Cap – Class R6	Victory Capital Management Inc. C/O Cathy Savvas Controller 4900 Tiedeman Road, 4th Floor Brooklyn, OH 44144	11.69%

Victory Trivalent International Small-Cap – Class R6	ING Life Insurance and Annuity Co. One Orange Way Windsor, CT 06095	9.32%

Victory Trivalent International Small-Cap – Class R6	Reliance Trust Company Louisiana HO 457 PO Box 28004 Atlanta, GA30358	9.19%

Victory Trivalent International Small-Cap – Class R6	Great-West Trust Co. LLC Trust Recordkeeping for Various Benefit P 8525 E Orchard Road 2T2 Greenwood Village, CO 80111	7.96%

Victory Trivalent International Small-Cap – Class R6	Voya Institutional Trust Company 151 Farmington Ave. Hartford, CT 06156	6.20%

Victory Trivalent International Small-Cap – Class R6	Principal Securities Inc. C/O Pen Trade Ops N-004 PO Box 14597 Des Moines, IA 50306	6.19%

Victory Trivalent International Small-Cap – Class Y	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	33.15%

Victory Trivalent International Small-Cap – Class Y	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	15..5%

Victory Trivalent International Small-Cap – Class Y	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	11.89%

Victory Trivalent International Small-Cap – Class Y	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	9.99%

Victory Trivalent International Small-Cap – Class Y	Donaldson Lufkin Jenrette Securities Corp., Fuzere Marital Trust PO Box 2052 Jersey City, NJ 07303	8.43%

Victory Trivalent International Small-Cap – Class Y	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.24%

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Legal Counsel

Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, is the counsel to the Trust.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm is Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202.

Financial Statements

The audited financial statements of the Funds for the fiscal year ended June 30, 2018 are incorporated by reference herein.

Miscellaneous

As used in the Prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or the Fund and any shareholder.

APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following describes the global long-term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. The following describes Moody’s global short-term ratings.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation, and the promise imputed by Standard & Poor’s;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard &

Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. The following describes Standard & Poor’s short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•                  Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Active Qualifiers

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•                  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•                  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•                  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•                  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•                  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•                  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Ratings

Investment Grade

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High levels of credit risk. “CCC” ratings indicates that default is a real possibility. ‘CC’ ratings indicates that default of some kind appears probable. ‘C’ ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.              the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.              the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

NR — A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn — The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook — trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.